UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

AXP(R)
     Growth
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2003

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                            3

Questions & Answers
    with Portfolio Management                            4

The Fund's Long-term Performance                         8

Investments in Securities                                9

Financial Statements (Portfolio)                        13

Notes to Financial Statements (Portfolio)               16

Independent Auditors' Report (Portfolio)                20

Financial Statements (Fund)                             21

Notes to Financial Statements (Fund)                    24

Independent Auditors' Report (Fund)                     32

Board Members and Officers                              33

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF JULY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Nick Thakore
Since                                                            4/1/02
Years in industry                                                    10

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 3/1/72         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INIDX          B: IGRBX          C: AXGCX         Y: IGRYX

Total net assets                                         $3.447 billion

Number of holdings                                                  150

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE    BLEND    GROWTH
                    X      LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION
Percentage of portfolio assets

(pie chart)

Health care 25.3%
Consumer discretionary 17.2%
Consumer staples 13.1%
Short-term securities 12.1%
Technology 7.9%
Energy 6.0%
Industrials 5.2%
Telecommunications 4.6%
Materials 4.2%
Financials 3.8%
Other 0.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer (Health care products)                                       4.4%
Microsoft (Computer software & services)                            4.2
McDonalds (Restaurants)                                             2.5
Johnson & Johnson (Health care products)                            2.2
Lockheed Martin (Aerospace & defense)                               2.1
Wyeth (Health care products)                                        1.9
Amgen (Health care products)                                        1.8
Procter & Gamble (Household products)                               1.8
NTL (Cable)                                                         1.7
Merck & Co (Health care products)                                   1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, political, economic and other factors.

Fund holdings are subject to change.

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3 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore of American Express Funds' Boston investment team discusses AXP Growth Fund's results and positioning for the 12-month period ended July 31, 2003.

Q:  How did AXP Growth Fund perform for fiscal year 2003?

A: AXP Growth Fund's Class A shares rose 9.20%, excluding sales charge, for the 12-month period ended July 31, 2003, slightly more than the 8.97% return of the Lipper Large-Cap Growth Funds Index, the Fund's peer group. The Russell 1000(R) Growth Index climbed 11.64% for the same period. The Fund enjoyed a positive fiscal year return for the first time in three years.

    While the Fund beat its peer, the Lipper Large-Cap Growth Funds Index, for most of the fiscal year, weak results in the month of July lessened the extent of the Fund's total outperformance relative to its peers for the full fiscal year. Sector allocation in industrials, financials and technology substantially hurt results in July and this unfavorable positioning overshadowed the strong results generated earlier in the fiscal year.

    The Fund was also more conservatively positioned than the Russell 1000(R) Growth Index during the fiscal year. This helped results during the first half of the period, enabling the Fund to outperform. However, in the second half of the fiscal year, as the more volatile stocks in the index did well, the Fund underperformed its benchmark.

Q:  What factors influenced performance during the period?

A: Market conditions and investor psychology affected Fund results this past year, depressing the portfolio's returns in the late summer of 2002 and boosting returns during the market rally beginning in March 2003. Aggressive growth stocks with historically high levels of volatility

(bar chart)

                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003
12%                                 (bar 2)
                                    +11.64%
10%      (bar 1)                                            (bar 3)
         +9.20%                                             +8.97%
 8%

 6%

 4%

 2%

 0%

(bar 1)  AXP Growth Fund Class A (excluding sales charge)
(bar 2)  Russell 1000(R)Growth Index (unmanaged)
(bar 3)  Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have recently seen better opportunities in stable growth sectors than in cyclical growth sectors.(end callout quote)

    (high beta) provided exceptionally strong returns in the second calendar quarter of 2003. During this time, effective stock selection helped the Fund keep pace with its benchmark and peers even as it avoided stocks that appeared overvalued and/or lacked sufficient growth potential.

    Earlier in the fiscal year the Fund reduced its emphasis on financial stocks and assumed an overweight position in the health care sector, both of which benefited relative performance. Yet by early in the summer of 2003 the market had reversed and the Fund's performance was negatively impacted as economically sensitive stocks such as financials and technology outperformed while the stocks in stable growth

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (3/1/72)                  (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)        NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   +9.20%       +2.93%        +8.36%       +4.36%       +8.31%       +8.31%       +9.38%       +9.38%
5 years                  -6.83%       -7.93%        -7.54%       -7.71%         N/A          N/A        -6.69%       -6.69%
10 years                 +6.73%       +6.10%         N/A           N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +4.95%       +4.95%      -23.90%      -23.90%       +5.91%       +5.91%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

    areas such as health care and consumer staples performed poorly on a relative basis. In addition, there were some technology holdings within the portfolio which did not meet expectations, notably Nokia and Sun Microsystems.

    Throughout the year, there has been a consistent focus on identifying companies with good growth prospects which are trading at reasonable valuations. McDonald's and IACI (formerly USA Interactive) were two solid contributors to the Fund's results. We believe McDonald's benefited from a new CEO focusing on the firm's core fast-food business, cutting capital spending and improving cash flow. McDonald's was one the Fund's largest overweight positions during the second half of the fiscal year, and this benefited performance. IACI grew its earnings very rapidly over the past year while at the same time simplifying its corporate structure. The stock delivered positive results for the Fund this past year.

Q:  What were the portfolio's weakest areas?

A: The Fund's sector weightings mildly detracted from its performance. The Fund was underweight in both technology and financials which performed well for much of the period. While we managed to find some individual opportunities within technology, we underestimated the extent to which stocks could advance given what we viewed as limited evidence of fundamental improvement in the sector and valuations which appeared extended.

    Two names in technology that the Fund did own were Motorola and Nokia. We bought Motorola because it was a stock with a cost cutting story that had not been appreciated by the market and we bought Nokia as a leadership technology company with good end market growth which was trading at a reasonable valuation. While we are always looking for fast growing companies in the technology sector, we do tend to shy away from those whose valuations do not appear justified.

    Within financials, the Fund's performance was negatively impacted in the latter half of the year by below average exposure to brokerage stocks which performed well in the period as well as by its positioning in Fannie Mae and Freddie Mac which were negatively impacted by management issues at Freddie Mac.

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6 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make during the year?

A: Generally, the Fund favored stable growth over cyclical growth throughout much of the period due to concerns over the extent of earnings recovery which appeared to be anticipated in cyclical stocks. However, the Fund did increase its cyclical exposure at points in which these stocks were more depressed and expectations had been tempered. An example of a cyclical sector which the Fund increased its exposure to over the course of the year was energy because we believed that expectations for energy stocks seemed more reasonable than those for the average cyclical sector.

    In healthcare, we substantially reduced the Fund's position in HCA, the nation's largest hospital operator, during the period as our concerns related to earnings growth increased, and we reduced our positions in HMO (health maintenance organization) stocks as well following a period of significant price appreciation in the stocks subsequent to fundamental improvements in the sector. While we remained constructive on the HMOs, we felt that the stocks had fully discounted the favorable near term growth outlook.

    A stock the Fund purchased during the period which fits our investment discipline is Disney. Disney is a cyclical growth company which, in our view, was being painted with a different brush than other cyclical stocks. If there is a cyclical recovery, Disney stands to benefit like many other companies, yet it was trading at a valuation which suggested it would not benefit.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: Above all, we will adhere to our long term investment discipline and continue to strive to identify those companies with good growth rates for which we believe we do not need to overpay. Given this discipline, we have recently seen better opportunities in stable growth sectors than in cyclical growth sectors. Examples of stable growth sectors with substantial weightings in the Fund exiting the fiscal year include health care and consumer staples and examples of cyclical sectors with lower weights exiting the period include information technology and industrials.

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7 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Growth Fund Class A shares (from 8/1/93 to 7/31/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                               IN AXP GROWTH FUND

$46,000

$34,500    (dotted line) Russell 1000(R) Growth Index(1)
           (dashed line) Lipper Large-Cap Growth Funds Index(2)
$23,000    (solid line) AXP Growth Fund Class A

$11,500

        '93    '94   '95    '96    '97   '98    '99   '00    '01    '02   '03

(solid line) AXP Growth Fund Class A $18,077
(dotted line) Russell 1000(R) Growth Index(1) $23,131
(dashed line) Lipper Large-Cap Growth Funds Index(2) $20,678

(1) Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the largest 1,000 companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of July 31, 2003

1 year                                                               +2.93%
5 years                                                              -7.93%
10 years                                                             +6.10%

Results for other share classes can be found on page 5.

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8 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

Growth Portfolio
July 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (87.3%)
Issuer                                                Shares            Value(a)

Aerospace & defense (2.7%)
Boeing                                               285,000          $9,439,200
Lockheed Martin                                    1,380,000          72,229,200
United Technologies                                  135,000          10,156,050
Total                                                                 91,824,450

Airlines (0.3%)
JetBlue Airways                                      235,000(b)       10,706,600

Banks and savings & loans (0.3%)
U.S. Bancorp                                         430,000          10,543,600

Beverages & tobacco (4.6%)
Altria Group                                       1,052,300          42,102,523
Anheuser-Busch                                       320,000          16,582,400
Coca-Cola                                            900,000          40,473,000
Pepsi Bottling Group                                 775,000          17,034,500
PepsiCo                                              910,000          41,923,700
Total                                                                158,116,123

Building materials & construction (0.3%)
American Standard                                    115,000(b)        8,786,000

Cable (3.3%)
Comcast Cl A                                         630,000(b)       19,101,600
EchoStar Communications Cl A                         960,000(b)       34,819,200
NTL                                                1,435,500(b)       60,018,255
Total                                                                113,939,055

Cellular telecommunications (1.0%)
Vodafone Group                                    10,165,000(c)       19,280,891
Vodafone Group ADR                                   830,000(c)       15,753,400
Total                                                                 35,034,291

Chemicals (0.2%)
Dow Chemical                                         207,300           7,317,690

Computer hardware (1.3%)
Dell                                                 110,000(b)        3,704,800
Hewlett-Packard                                      310,000           6,562,700
Sun Microsystems                                   9,180,000(b)       34,333,200
Total                                                                 44,600,700

Computer software & services (6.0%)
Affiliated Computer Services Cl A                    250,000(b)       12,387,500
Autodesk                                             450,000           6,732,000
First Data                                           795,000          30,019,200
Microsoft                                          5,515,000         145,596,000
Oracle                                             1,000,000(b)       12,000,000
Total                                                                206,734,700

Electronics (0.6%)
Microchip Technology                                 345,000           9,094,200
Taiwan Semiconductor Mfg ADR                       1,234,000(b,c)     12,340,000
Total                                                                 21,434,200

Energy (3.2%)
Anadarko Petroleum                                   690,000          30,222,000
Apache                                               480,000          29,740,800
Burlington Resources                                 600,000          27,702,000
Devon Energy                                         198,720           9,413,366
Newfield Exploration                                 180,000(b)        6,503,400
XTO Energy                                           346,666           6,690,654
Total                                                                110,272,220

Energy equipment & services (2.8%)
ENSCO Intl                                           352,745           8,843,317
Halliburton                                          490,000          10,863,300
Rowan Companies                                      414,860(b)        9,106,177
Schlumberger                                       1,055,000          47,548,850
Transocean                                         1,037,000(b)       20,294,090
Total                                                                 96,655,734

Financial services (2.1%)
Capital One Financial                                 74,000           3,545,340
Fannie Mae                                           350,000          22,414,000
Freddie Mac                                          275,000          13,433,750
MBNA                                                 320,000           7,132,800
Nomura Holdings                                    1,340,000(c)       17,785,889
Nomura Holdings ADR                                  485,000(c)        6,610,550
Total                                                                 70,922,329

See accompanying notes to investments in securities.

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9 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Food (1.9%)
General Mills                                        270,000         $12,384,900
Kellogg                                              660,000          22,657,800
Kraft Foods Cl A                                   1,075,000          29,895,750
Total                                                                 64,938,450

Health care products (18.5%)
Abbott Laboratories                                   15,000             588,750
Allergan                                             100,000           8,048,000
Amgen                                                913,000(b)       63,526,540
Bard (CR)                                             98,000           6,718,880
Becton, Dickinson & Co                               235,000           8,608,050
Boston Scientific                                     85,000(b)        5,374,550
Bristol-Myers Squibb                                 490,000          12,838,000
Gilead Sciences                                      180,000(b)       12,339,000
GlaxoSmithKline ADR                                  530,000(c)       20,304,300
Guidant                                              682,500          32,227,650
Johnson & Johnson                                  1,435,000          74,318,650
Lilly (Eli)                                          210,000          13,826,400
Medtronic                                            700,000          36,050,000
Merck & Co                                         1,000,000          55,280,000
Millennium Pharmaceuticals                           895,000(b)       11,241,200
Pfizer                                             4,575,000         152,622,000
Schering-Plough                                    2,785,000          47,289,300
Teva Pharmaceutical Inds ADR                         225,000(c)       12,901,500
Wyeth                                              1,435,000          65,407,300
Total                                                                639,510,070

Health care services (6.7%)
Anthem                                               100,000(b)        7,551,000
Cardinal Health                                      555,000          30,386,250
Caremark Rx                                        1,395,000(b)       34,902,900
IMS Health                                         1,270,000          24,561,800
Lincare Holdings                                     335,000(b)       12,194,000
McKesson                                           1,060,000          34,195,600
Select Medical                                       633,650(b)       17,805,565
Tenet Healthcare                                   1,790,000(b)       24,666,200
WebMD                                              3,785,000(b)       45,722,800
Total                                                                231,986,115

Household products (5.6%)
Avon Products                                        155,000           9,670,450
Colgate-Palmolive                                    650,000          35,490,000
Gillette                                           1,290,000          39,680,400
Kimberly-Clark                                       745,000          36,058,000
Newell Rubbermaid                                    450,000          10,633,500
Procter & Gamble                                     710,000          62,387,700
Total                                                                193,920,050

Insurance (0.9%)
ACE                                                  320,000(c)       10,556,800
Chubb                                                340,000          22,032,000
Total                                                                 32,588,800

Investment companies (0.5%)
iShares MSCI Japan Index Fund                      2,277,000          17,305,200

Leisure time & entertainment (0.9%)
Viacom Cl B                                          735,000(b)       31,987,200

Media (4.4%)
Cendant                                            1,980,000(b)       35,541,000
Disney (Walt)                                      1,560,000          34,195,200
InterActiveCorp                                    1,125,000(b)       45,528,750
Liberty Media Cl A                                   795,000(b)        8,816,550
Omnicom Group                                        282,950          20,904,346
Tribune                                              135,000           6,374,700
Total                                                                151,360,546

Metals (1.1%)
Freeport McMoRan Cooper & Gold Cl B                1,379,000          36,943,410

Multi-industry (2.2%)
General Electric                                   1,160,000          32,990,400
Harman Intl Inds                                     212,700          17,781,720
Sony                                                 320,000(c)        9,901,696
Tyco Intl                                            825,000(c)       15,345,000
Total                                                                 76,018,816

Precious metals (2.7%)
Barrick Gold                                       2,670,000(c)       45,710,400
Newmont Mining                                     1,310,000          47,291,000
Total                                                                 93,001,400

Restaurants (2.5%)
McDonald's                                         3,735,000          85,942,350

Retail -- general (5.4%)
Circuit City Stores                                5,620,750          51,598,485
Expedia Cl A                                         335,000(b)       26,200,350
Home Depot                                         1,395,000          43,524,000
Kohl's                                               205,000(b)       12,166,750
Staples                                            1,127,000(b)       22,697,780
Target                                               278,000          10,652,960
Wal-Mart Stores                                      315,000          17,611,650
Total                                                                184,451,975

See accompanying notes to investments in securities.

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10 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Retail -- grocery (1.0%)
Kroger                                             1,100,000(b)      $18,645,000
Safeway                                              700,000(b)       14,945,000
Total                                                                 33,590,000

Telecom equipment & services (3.4%)
China Mobile                                          14,000(c)          378,840
Motorola                                           6,085,000          55,008,400
Nokia ADR                                          2,982,000(c)       45,624,600
QUALCOMM                                             450,000          16,857,000
Total                                                                117,868,840

Textiles & apparel (0.7%)
Polo Ralph Lauren                                    970,000(b)       25,617,700

Utilities -- natural gas (--%)
Kinder Morgan Management LLC                              --                  11

Utilities -- telephone (0.2%)
Amdocs                                               320,000(b,c)      6,521,600

Total common stocks
(Cost: $2,696,482,497)                                            $3,010,440,225

Options purchased (0.5%)
Issuer                Contracts     Exercise      Expiration            Value(a)
                                       price            date
Puts
Nasdaq 100              113,500          $28       Aug. 2003            $283,750
Nasdaq 100              119,605           28      Sept. 2003           2,990,125
S&P 500 Index             2,603          975       Aug. 2003           2,316,670
S&P 500 Index             1,827          975      Sept. 2003           3,717,945
S&P 500 Index             3,747          980      Sept. 2003           8,374,545

Total options purchased
(Cost: $38,870,129)                                                  $17,683,035

Short-term securities (12.1%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency (1.1%)
Federal Natl Mtge Assn Disc Nts
         10-08-03               0.99%            $21,200,000         $21,158,745
         11-17-03               1.00              17,700,000          17,644,245
Total                                                                $38,802,990

Commercial paper (11.0%)
AEGON Funding
         10-06-03               1.03            4,500,000(d)           4,491,290
         10-15-03               1.03           12,300,000(d)          12,272,995
ANZ (Delaware)
         08-18-03               1.03              10,200,000          10,194,747
Barton Capital
         08-13-03               1.03            9,100,000(d)           9,096,615
CHARTA LLC
         08-22-03               1.03           20,000,000(d)          19,987,411
         09-18-03               1.07            3,600,000(d)           3,594,757
CRC Funding LLC
         09-15-03               1.05            2,400,000(d)           2,396,780
Danske
         08-13-03               1.05               2,000,000           1,999,242
Deutsche Bank Financial LLC
         08-06-03               1.02              23,900,000          23,895,937
         08-06-03               1.03               6,200,000           6,198,936
Dexia Bank (Delaware) LLC
         08-04-03               1.05              30,000,000          29,996,517
Fleet Funding
         08-19-03               0.94            1,500,000(d)           1,499,256
Galaxy Funding
         08-05-03               1.06            2,500,000(d)           2,499,632
Greyhawk Funding
         09-04-03               1.03           12,500,000(d)          12,487,482
         09-22-03               1.04           12,900,000(d)          12,880,438
HBOS Treasury Services
         08-01-03               0.98               7,600,000           7,599,793
ING US Funding
         10-07-03               1.03           25,000,000(d)          24,950,888
Kitty Hawk Funding
         08-20-03               1.04           24,000,000(d)          23,986,134
         08-27-03               1.07            7,400,000(d)           7,394,062
Park Avenue Receivables
         08-15-03               1.03           16,800,000(d)          16,792,790
SBC Intl
         08-13-03               1.03           40,000,000(d)          39,985,121

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper (cont.)
Sheffield Receivables
         08-01-03               1.06%         $20,000,000(d)         $19,999,411
         08-21-03               1.04           10,000,000(d)           9,993,933
Southern Company Funding
         08-08-03               1.03            6,000,000(d)           5,998,627
Swedbank
         08-08-03               0.98               8,300,000           8,298,192
Variable Funding Capital
         08-05-03               1.03           13,300,000(d)          13,298,097
Windmill Funding
         08-07-03               1.04           40,000,000(d)          39,991,911
         08-13-03               1.05            6,600,000(d)           6,597,498
Total                                                                378,378,492

Total short-term securities
(Cost: $417,197,249)                                                $417,181,482

Total investments in securities
(Cost: $3,152,549,875)(e)                                         $3,445,304,742

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2003, the value of foreign securities represented 6.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At July 31, 2003, the cost of securities for federal income tax purposes was $3,238,806,086 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $276,353,973
     Unrealized depreciation                                        (69,855,317)
                                                                   ------------
     Net unrealized appreciation                                   $206,498,656
                                                                   ------------

--------------------------------------------------------------------------------
12 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

July 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,152,549,875)                                                                  $3,445,304,742
Cash in bank on demand deposit                                                                              487,215
Dividends and accrued interest receivable                                                                 2,012,182
Receivable for investment securities sold                                                                12,104,324
U.S. government securities held as collateral (Note 4)                                                   13,253,781
                                                                                                         ----------
Total assets                                                                                          3,473,162,244
                                                                                                      -------------
Liabilities
Payable for investment securities purchased                                                              12,512,558
Payable upon return of securities loaned (Note 4)                                                        13,253,781
Accrued investment management services fee                                                                   53,742
Other accrued expenses                                                                                       93,045
                                                                                                             ------
Total liabilities                                                                                        25,913,126
                                                                                                         ----------
Net assets                                                                                           $3,447,249,118
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $   13,850,430
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
Growth Portfolio

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                             $  36,230,442
Interest                                                                                                  3,448,295
Fee income from securities lending (Note 4)                                                                 316,524
   Less foreign taxes withheld                                                                             (308,101)
                                                                                                           --------
Total income                                                                                             39,687,160
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                       20,057,173
Compensation of board members                                                                                20,958
Custodian fees                                                                                              256,673
Audit fees                                                                                                   30,000
Other                                                                                                        78,931
                                                                                                             ------
Total expenses                                                                                           20,443,735
   Earnings credits on cash balances (Note 2)                                                                  (443)
                                                                                                               ----
Total net expenses                                                                                       20,443,292
                                                                                                         ----------
Investment income (loss) -- net                                                                          19,243,868
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (462,560,347)
   Foreign currency transactions                                                                            126,315
                                                                                                            -------
Net realized gain (loss) on investments                                                                (462,434,032)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   741,212,811
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   278,778,779
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $ 298,022,647
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
Growth Portfolio

Year ended July 31,                                                                 2003                 2002
Operations
Investment income (loss) -- net                                                $   19,243,868       $    18,049,333
Net realized gain (loss) on investments                                          (462,434,032)         (135,571,463)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             741,212,811        (1,595,978,419)
                                                                                  -----------        --------------
Net increase (decrease) in net assets resulting from operations                   298,022,647        (1,713,500,549)
                                                                                  -----------        --------------
Proceeds from contributions                                                        46,555,814         1,077,212,062
Fair value of withdrawals                                                        (443,556,729)       (2,162,141,355)
                                                                                 ------------        --------------
Net contributions (withdrawals) from partners                                    (397,000,915)       (1,084,929,293)
                                                                                 ------------        --------------
Total increase (decrease) in net assets                                           (98,978,268)       (2,798,429,842)
Net assets at beginning of year                                                 3,546,227,386         6,344,657,228
                                                                                -------------         -------------
Net assets at end of year                                                      $3,447,249,118       $ 3,546,227,386
                                                                               ==============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
16 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment will be zero. On Nov.13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $1,325,406 for the year ended July 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2003, the Portfolio's custodian fees were reduced by $443 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
18 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,145,769,189 and $7,040,101,896, respectively, for the year ended July 31, 2003. For the same period, the portfolio turnover rate was 205%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $745,620 for the year ended July 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of July 31, 2003, securities valued at $13,850,430 were on loan to brokers. For collateral, the Portfolio received U.S. government securities valued at $13,253,781. As of July 31, 2003, due to fluctuating market conditions, the Fund was undercollateralized. However, on Aug. 1, 2003, the Fund returned to an adequately collateralized position. Income from securities lending amounted to $316,524 for the year ended July 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of July 31, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
20 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

July 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                    $ 3,447,206,459
Capital shares receivable                                                                                   801,696
                                                                                                            -------
Total assets                                                                                          3,448,008,155
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      231,809
Accrued distribution fee                                                                                     37,104
Accrued service fee                                                                                           1,084
Accrued transfer agency fee                                                                                  18,435
Accrued administrative services fee                                                                           4,129
Other accrued expenses                                                                                      223,155
                                                                                                            -------
Total liabilities                                                                                           515,716
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                  $ 3,447,492,439
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     1,535,231
Additional paid-in capital                                                                            4,743,458,181
Accumulated net realized gain (loss) (Note 5)                                                        (1,590,268,908)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   292,767,935
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                            $ 3,447,492,439
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $ 2,262,929,371
                                                            Class B                                 $   775,125,347
                                                            Class C                                 $    11,919,286
                                                            Class Y                                 $   397,518,435
Net asset value per share of outstanding capital stock:     Class A shares         99,269,706       $         22.80
                                                            Class B shares         36,476,576       $         21.25
                                                            Class C shares            560,916       $         21.25
                                                            Class Y shares         17,215,855       $         23.09
                                                                                   ----------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Growth Fund

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                             $  36,230,010
Interest                                                                                                  3,447,822
Fee income from securities lending                                                                          316,520
   Less foreign taxes withheld                                                                             (308,097)
                                                                                                           --------
Total income                                                                                             39,686,255
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        20,443,050
Distribution fee
   Class A                                                                                                5,213,982
   Class B                                                                                                7,888,958
   Class C                                                                                                   85,000
Transfer agency fee                                                                                       7,798,358
Incremental transfer agency fee
   Class A                                                                                                  520,247
   Class B                                                                                                  437,952
   Class C                                                                                                    6,402
Service fee -- Class Y                                                                                      398,235
Administrative services fees and expenses                                                                 1,469,076
Compensation of board members                                                                                14,341
Printing and postage                                                                                        807,227
Registration fees                                                                                            97,323
Audit fees                                                                                                   10,000
                                                                                                             ------
Total expenses                                                                                           45,190,151
   Earnings credits on cash balances (Note 2)                                                               (52,918)
                                                                                                            -------
Total net expenses                                                                                       45,137,233
                                                                                                         ----------
Investment income (loss) -- net                                                                          (5,450,978)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                               (462,555,814)
   Foreign currency transactions                                                                            126,314
                                                                                                            -------
Net realized gain (loss) on investments                                                                (462,429,500)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   741,204,696
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   278,775,196
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $ 273,324,218
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

Year ended July 31,                                                                    2003                2002
Operations and distributions
Investment income (loss) -- net                                                $   (5,450,978)      $   (15,399,917)
Net realized gain (loss) on investments                                          (462,429,500)         (135,569,398)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             741,204,696        (1,595,964,275)
                                                                                  -----------        --------------
Net increase (decrease) in net assets resulting from operations                   273,324,218        (1,746,933,590)
                                                                                  -----------        --------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                               --            (2,135,273)
     Class B                                                                               --              (888,287)
     Class C                                                                               --                (5,132)
     Class Y                                                                               --              (580,590)
   Tax return of capital
     Class A                                                                               --              (529,673)
     Class B                                                                               --              (220,504)
     Class C                                                                               --                (1,506)
     Class Y                                                                               --              (143,905)
                                                                                  -----------        --------------
Total distributions                                                                        --            (4,504,870)
                                                                                  -----------        --------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        299,443,361         1,467,991,732
   Class B shares                                                                 108,759,258           130,290,043
   Class C shares                                                                   5,623,858             4,063,109
   Class Y shares                                                                 141,293,380           423,221,812
Reinvestment of distributions at net asset value
   Class A shares                                                                          --             2,597,294
   Class B shares                                                                          --             1,098,608
   Class C shares                                                                          --                 6,584
   Class Y shares                                                                          --               724,495
Payments for redemptions
   Class A shares                                                                (425,072,323)       (2,050,219,864)
   Class B shares (Note 2)                                                       (240,971,184)         (369,829,910)
   Class C shares (Note 2)                                                         (1,739,474)           (2,689,402)
   Class Y shares                                                                (258,890,708)         (653,772,011)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                (371,553,832)       (1,046,517,510)
                                                                                 ------------        --------------
Total increase (decrease) in net assets                                           (98,229,614)       (2,797,955,970)
Net assets at beginning of year                                                 3,545,722,053         6,343,678,023
                                                                                -------------         -------------
Net assets at end of year                                                      $3,447,492,439       $ 3,545,722,053
                                                                               ==============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
24 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,450,978 and accumulated net realized loss has been increased by $110,831 resulting in a net reclassification adjustment to decrease paid-in capital by $5,340,147.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                          2003                      2002
Class A
Distributions paid from:
     Ordinary income                          $--                $       --
     Long-term capital gain                    --                 2,135,273
     Tax return of capital                     --                   529,673

Class B
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                    --                   888,287
     Tax return of capital                     --                   220,504

Class C
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                    --                     5,132
     Tax return of capital                     --                     1,506

Class Y
Distributions paid from:
     Ordinary income                           --                        --
     Long-term capital gain                    --                   580,590
     Tax return of capital                     --                   143,905

As of July 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $            --
Accumulated long-term gain (loss)                           $(1,525,200,562)
Unrealized appreciation (depreciation)                      $   227,699,589

--------------------------------------------------------------------------------
25 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets in reducing percentages 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,408,048 for Class A, $909,281 for Class B and $2,501 for Class C for the year ended July 31, 2003.

During the year ended July 31, 2003, the Fund's transfer agency fees were reduced by $52,918 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
26 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended July 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       13,842,204         5,510,181          283,408         6,670,940
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (20,576,625)      (12,101,320)         (89,705)      (12,224,761)
                                          -----------       -----------          -------       -----------
Net increase (decrease)                    (6,734,421)       (6,591,139)         193,703        (5,553,821)
                                           ----------        ----------          -------        ----------

                                                               Year ended July 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       58,268,502         5,484,859          172,227        16,631,804
Issued for reinvested distributions            97,106            43,514              271            26,813
Redeemed                                  (82,106,853)      (16,191,810)        (118,208)      (26,379,833)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (23,741,245)      (10,663,437)          54,290        (9,721,216)
                                          -----------       -----------           ------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended July 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,525,200,562 as of July 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003         2002         2001         2000     1999
Net asset value, beginning of period                                         $20.88       $29.68      $ 54.36       $42.14   $36.58
Income from investment operations:
Net investment income (loss)                                                     --         (.04)        (.14)        (.14)    (.03)
Net gains (losses) (both realized and unrealized)                              1.92        (8.74)      (22.34)       13.14     7.29
Total from investment operations                                               1.92        (8.78)      (22.48)       13.00     7.26
Less distributions:
Distributions from realized gains                                                --         (.02)       (2.20)        (.78)   (1.70)
Net asset value, end of period                                               $22.80       $20.88      $ 29.68       $54.36   $42.14

Ratios/supplemental data
Net assets, end of period (in millions)                                      $2,263       $2,213       $3,851       $6,637   $4,576
Ratio of expenses to average daily net assets(c)                              1.21%         .99%         .99%         .99%     .89%
Ratio of net investment income (loss) to average daily net assets               --%        (.15%)       (.34%)       (.30%)   (.08%)
Portfolio turnover rate (excluding short-term securities)                      205%         225%          41%          23%      17%
Total return(e)                                                               9.20%      (29.59%)     (42.14%)      31.01%   20.49%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2003         2002         2001         2000     1999
Net asset value, beginning of period                                         $19.61       $28.11      $ 52.02       $40.65   $35.61
Income from investment operations:
Net investment income (loss)                                                   (.17)        (.25)        (.42)        (.46)    (.28)
Net gains (losses) (both realized and unrealized)                              1.81        (8.23)      (21.29)       12.61     7.02
Total from investment operations                                               1.64        (8.48)      (21.71)       12.15     6.74
Less distributions:
Distributions from realized gains                                                --         (.02)       (2.20)        (.78)   (1.70)
Net asset value, end of period                                               $21.25       $19.61      $ 28.11       $52.02   $40.65

Ratios/supplemental data
Net assets, end of period (in millions)                                        $775         $845       $1,510       $2,468   $1,458
Ratio of expenses to average daily net assets(c)                              1.99%        1.77%        1.75%        1.75%    1.65%
Ratio of net investment income (loss) to average daily net assets             (.77%)       (.93%)      (1.11%)      (1.06%)   (.85%)
Portfolio turnover rate (excluding short-term securities)                      205%         225%          41%          23%      17%
Total return(e)                                                               8.36%      (30.18%)     (42.57%)      30.02%   19.58%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2003         2002         2001        2000(b)
Net asset value, beginning of period                                         $19.62       $28.12      $ 52.03       $52.65
Income from investment operations:
Net investment income (loss)                                                   (.17)        (.21)        (.42)        (.04)
Net gains (losses) (both realized and unrealized)                              1.80        (8.27)      (21.29)        (.58)
Total from investment operations                                               1.63        (8.48)      (21.71)        (.62)
Less distributions:
Distributions from realized gains                                                --         (.02)       (2.20)          --
Net asset value, end of period                                               $21.25       $19.62      $ 28.12       $52.03

Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $7           $9           $1
Ratio of expenses to average daily net assets(c)                              2.01%        1.80%        1.75%        1.75%(d)
Ratio of net investment income (loss) to average daily net assets             (.81%)       (.96%)      (1.10%)      (1.30%)(d)
Portfolio turnover rate (excluding short-term securities)                      205%         225%          41%          23%
Total return(e)                                                               8.31%      (30.17%)     (42.56%)      (1.18%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2003         2002         2001         2000     1999
Net asset value, beginning of period                                         $21.11       $29.96      $ 54.75       $42.37   $36.74
Income from investment operations:
Net investment income (loss)                                                    .04           --         (.07)        (.06)      --
Net gains (losses) (both realized and unrealized)                              1.94        (8.83)      (22.52)       13.22     7.33
Total from investment operations                                               1.98        (8.83)      (22.59)       13.16     7.33
Less distributions:
Distributions from realized gains                                                --         (.02)       (2.20)        (.78)   (1.70)
Net asset value, end of period                                               $23.09       $21.11      $ 29.96       $54.75   $42.37

Ratios/supplemental data
Net assets, end of period (in millions)                                        $398         $481         $974       $1,551     $914
Ratio of expenses to average daily net assets(c)                              1.03%         .82%         .83%         .83%     .80%
Ratio of net investment income (loss) to average daily net assets              .18%         .02%       (.18%)        (.14%)     --%
Portfolio turnover rate (excluding short-term securities)                      205%         225%          41%          23%      17%
Total return(e)                                                               9.38%      (29.48%)     (42.04%)      31.20%   20.59%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
31 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Growth Fund (a series of AXP Growth Series, Inc.) as of July 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2003, and the financial highlights for each of the years in the five-year period ended July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Growth Fund as of July 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
32 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past      Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 68                                                Minnesota
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor      Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and          Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998              (construction
Age 65                                                                                      materials/chemicals)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and        Cargill, Incorporated
30 Seventh Street East             since 2001         Chief Executive Officer, Minnesota    (commodity merchants and
Suite 3050                                            Mining and Manufacturing (3M)         processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 69                                                                                      Materials Company (construction
                                                                                            materials/ chemicals), Milliken
                                                                                            & Company (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Heinz F. Hutter*                   Board member       Retired President and Chief
901 S. Marquette Ave.              since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Age 74                                                and processors)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**            Board member       Retired President and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         Economics, Carleton College           (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 64
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Alan G. Quasha                     Board member       President, Quadrant Management,       Compagnie Financiere Richemont
901 S. Marquette Ave.              since 2002         Inc. (management of private           AG (luxury goods), Harken
Minneapolis, MN 55402                                 equities)                             Energy Corporation (oil and gas
Age 53                                                                                      exploration) and SIRIT Inc.
                                                                                            (radio frequency identification
                                                                                            technology)
---------------------------------- ------------------ ------------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alan K. Simpson                   Board member        Former three-term United States       Biogen, Inc.
1201 Sunshine Ave.                since 1997          Senator for Wyoming                   (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alison Taunton-Rigby              Board member        President, Forester Biotech since
901 S. Marquette Ave.             since 2002          2000. Former President and CEO,
Minneapolis, MN 55402                                 Aquila Biopharmaceuticals, Inc.
Age 59
--------------------------------- ------------------- ------------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Barbara H. Fraser                 Board member        Executive Vice President -  AEFA
1546 AXP Financial Center         since 2002          Products and Corporate Marketing of
Minneapolis, MN 55474                                 AEFC since 2002. President -
Age 53                                                Travelers Check Group, American
                                                      Express Company,  2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global,  1999-2000. Chairman and
                                                      CEO, Citicorp Investment Services
                                                      and Citigroup Insurance Group,
                                                      U.S., 1998-1999
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Stephen W. Roszell                Board member        Senior Vice President -
50238 AXP Financial Center        since 2002, Vice    Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- ------------------- ------------------------------------- ---------------------------------
William F. Truscott               Board member        Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice   Investment Officer of AEFC since
Minneapolis, MN 55474             President  since    2001. Former Chief Investment
Age 42                            2002                Officer and Managing Director,
                                                      Zurich Scudder Investments
--------------------------------- ------------------- ------------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Jeffrey P. Fox                    Treasurer since     Vice President - Investment
50005 AXP Financial Center        2002                Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                                 President - Finance, American
Age 48                                                Express Company, 2000-2002;  Vice
                                                      President - Corporate Controller,
                                                      AEFC, 1996-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Paula R. Meyer                    President since     Senior Vice President and General
596 AXP Financial Center          2002                Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                 2002; Vice President and Managing
Age 49                                                Director - American Express Funds,
                                                      AEFC, 2000-2002; Vice President,
                                                      AEFC,  1998-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Leslie L. Ogg                     Vice President,     President of Board Services
901 S. Marquette Ave.             General Counsel,    Corporation
Minneapolis, MN 55402             and Secretary
Age 64                            since 1978
--------------------------------- ------------------- ------------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35 -- AXP GROWTH FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
     Large Cap
            Equity
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2003

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            7

Investments in Securities                   8

Financial Statements                       11

Notes to Financial Statements              14

Independent Auditors' Report               24

Federal Income Tax Information             25

Board Members and Officers                 26

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Fund Snapshot
         AS OF JULY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                       Doug Chase
Since                                                         3/02
Years in industry                                               11

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/28/02        B: 3/28/02        C: 3/28/02       Y: 3/28/02

Ticker symbols
A: ALEAX          B: ALEBX          C: --            Y: --

Total net assets                                    $120.9 million

Number of holdings                                              78

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
           X               LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION
Percentage of portfolio assets

(pie chart)

Health care 20.2%
Consumer discretionary 15.3%
Financials 12.8%
Technology 11.1%
Consumer staples 10.2%
Short-term securities 9.5%
Industrials 9.3%
Energy 6.8%
Materials 4.5%
Utilities 0.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer (Health care products)                       6.7%
Citigroup (Finance companies)                       3.9
Microsoft (Computer software & services)            3.5
Wyeth (Health care products)                        3.5
AmerisourceBergen (Health care services)            3.4
General Electric (Multi-industry)                   3.2
ConocoPhillips (Energy)                             2.8
Cendant (Media)                                     2.8
Altria Group (Beverages & tobacco)                  2.6
Procter & Gamble (Household products)               2.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers
                 WITH PORTFOLIO MANAGEMENT

AXP Large Cap Equity Fund has grown to more than $120 million in assets during its first 15 months in operation. Below, Portfolio Manager Doug Chase discusses the Fund's performance and positioning as of July 31, 2003.

Q:   How did the AXP Large Cap Equity Fund perform in fiscal year 2003?

A: AXP Large Cap Equity Fund's Class A shares advanced 10.22%, excluding sales charge, for the 12 months ended July 31, 2003. The Fund outperformed its peers as represented by the Lipper Large-Cap Core Funds Index, which gained 8.63%. The Fund underperformed its benchmark, the Russell 1000(R) Index, which advanced 11.19% for the period.

Q:   What factors significantly affected performance?

A: Individual stock selection added to the Fund's relative performance while sector positioning hampered results. Underweights in technology and telecommunications, which had benefited the Fund during the volatile period from July to September 2002, prevented the Fund from fully participating in the subsequent market rallies. Similarly, an overweight in health care that was advantageous early in the period had a negative impact late in 2002. In addition, the Fund had no exposure to utilities, a sector that did well in the first seven months of 2003.

     Strong results from select portfolio holdings helped offset the impact of sector allocations. Cendant, a leisure and travel company that was purchased in the first half of the fiscal year, was one of the Fund's strongest performers. Among other stocks that contributed to the Fund's results were pharmaceutical companies Wyeth and Pfizer, media giant AOL Time Warner, technology company Sun Microsystems and a number of financial services companies, including Citigroup.

                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003

12%                                 (bar 2)
         (bar 1)                    +11.19%
10%      +10.22%                                            (bar 3)
                                                            +8.63%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP Large Cap Equity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R)Index (unmanaged)
(bar 3)  Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund emphasized media companies with strong brands and spread our investments among content providers, infrastructure companies, advertising firms and other communications companies.(end callout quote)

     On the negative side, Transocean, an oil service company, did not perform well for the Fund. Fannie Mae and Freddie Mac, which were added to the portfolio in the first half of the fiscal period, also proved to be a disappointment later in the year. Despite benefiting from record home refinancing volume, both stocks declined due to unfavorable sentiment stemming from Freddie Mac's accounting and regulatory problems.

Q:   What changes were made to the portfolio during the period?

A: At the start of the fiscal year, the Fund was positioned for a continuation of the weak economic and market environments. In particular, exposure to stocks believed to be most sensitive to cyclical economic trends was reduced. Later in 2002, the Fund's overweight in health care stocks was reduced and its energy positioning increased.

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2003

                             Class A                   Class B                   Class C                 Class Y
(Inception dates)           (3/28/02)                 (3/28/02)                 (3/28/02)               (3/28/02)
                        NAV(1)     POP(2)      NAV(1)     After CDSC(3)  NAV(1)       After CDSC(4)  NAV(5)  POP(5)
1 year                  +10.22%     +3.90%     +9.27%         +5.27%     +9.51%           +9.51%    +10.46% +10.46%
Since inception          -7.03%    -11.04%     -7.85%        -10.61%     -7.70%           -7.70%     -6.87%  -6.87%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

     At the beginning of 2003, the expectation was that the economy would surprise on the upside. The Fund was overweighted energy, materials and industrial stocks in order to gain some cyclical exposure. Underweights were maintained in financial and technology stocks because the fundamentals were not as favorable as in other areas. The Fund's position in consumer discretionary stocks was increased in February and March 2003, as these stocks became more attractively priced in the midst of war-related pessimism. In particular, holdings of media companies were increased. Media stocks appeared cheap compared to where they would typically trade in a more normal environment. The Fund emphasized media companies with strong brands and spread its investments among content providers, infrastructure companies, advertising firms and other communications companies.

     During the latter part of the fiscal period, the Fund began to trim positions in individual stocks that had outperformed. These included AOL Time Warner, Cendant, McDonald's and McKesson, as well as both Pfizer and Wyeth.

Q:   How will the Fund be managed in the coming months?

A: It appears as though the marketplace is experiencing somewhat of a euphoric period right now. Stock prices have been rising without a clear reason for them to do so. It seems as though a large amount of earnings growth has already been priced into many stocks, particularly in the technology and small-cap areas.

     Despite the potentially favorable impact of the recent tax cut, expectations for economic growth in the fourth quarter may be too high. The economy is already recovering and given that it declined just 0.2% in the recent recession, there is little case for a strong rebound. Estimates for growth in the fourth quarter are coming in at about 4%.

     Given the broad economic and market backdrop, as the stock market rises we may sell stocks that have shifted from inexpensive to expensive. However, we anticipate no major shifts in sector positioning. While sectors we emphasized underperformed in the past year, this potentially positions these areas of the market for a period of stronger performance in the future.

--------------------------------------------------------------------------------
6   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP LARGE CAP EQUITY FUND

$12,000

 $9,000
           (dotted line) Russell 1000(R) Index(1)
 $6,000    (dashed line) Lipper Large-Cap Core Funds Index(2)
           (solid line) AXP Large Cap Equity Fund Class A
 $3,000

          4/01/02     7/02          10/02      1/03      4/03        7/03

(solid line) AXP Large Cap Equity Fund Class A $8,548
(dotted line) Russell 1000(R)Index(1) $8,911
(dashed line) Lipper Large-Cap Core Funds Index(2) $8,807

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of July 31, 2003

1 year                                                                +3.90%
Since inception (3/28/02)                                            -11.04%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

July 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (91.1%)
Issuer                               Shares                   Value(a)

Aerospace & defense (2.9%)
Boeing                               14,400                  $476,928
Lockheed Martin                      12,625                   660,793
Northrop Grumman                      6,900                   636,456
Rockwell Automation                  18,282                   472,407
United Technologies                  17,468                 1,314,117
Total                                                       3,560,701

Banks and savings & loans (0.5%)
U.S. Bancorp                         25,800                   632,616

Beverages & tobacco (5.8%)
Altria Group                         80,300                 3,212,803
Anheuser-Busch                       11,700                   606,294
PepsiCo                              65,824                 3,032,512
Total                                                       6,851,609

Broker dealers (1.8%)
J.P. Morgan Chase                    16,700                   585,335
Merrill Lynch                        16,201                   880,848
Morgan Stanley                       15,500                   735,320
Total                                                       2,201,503

Building materials & construction (0.8%)
American Standard                    12,100(b)                924,440

Cable (2.5%)
Comcast Cl A                         33,484(b)              1,015,234
Comcast Special Cl A                 33,925(b)                994,003
EchoStar Communications Cl A         26,900(b)                975,663
Total                                                       2,984,900

Chemicals (1.8%)
Dow Chemical                         42,545                 1,501,839
Lyondell Chemical                    48,392                   724,428
Total                                                       2,226,267

Computer hardware (4.0%)
Cisco Systems                        82,500(b)              1,610,400
Dell                                 56,700(b)              1,909,656
Sun Microsystems                    362,333(b)              1,355,125
Total                                                       4,875,181

Computer software & services (5.4%)
Affiliated Computer Services Cl A    12,700(b)                629,285
First Data                           42,965                 1,622,358
Microsoft                           163,500                 4,316,400
Total                                                       6,568,043

Electronics (1.8%)
Analog Devices                       10,221(b)                387,887
Intel                                51,200                 1,277,440
Taiwan Semiconductor Mfg ADR         45,368(b,c)              453,680
Total                                                       2,119,007

Energy (5.6%)
ChevronTexaco                         8,400                   605,724
ConocoPhillips                       64,873                 3,395,453
Exxon Mobil                          78,946                 2,808,899
Total                                                       6,810,076

Energy equipment & services (1.2%)
Transocean                           76,696(b)              1,500,941

Finance companies (3.9%)
Citigroup                           106,408                 4,767,078

Financial services (3.8%)
Capital One Financial                25,800                 1,236,078
Fannie Mae                           41,197                 2,638,256
MBNA                                 33,827                   754,004
Total                                                       4,628,338

Health care products (13.7%)
Amgen                                18,000(b)              1,252,440
Medtronic                            44,400                 2,286,600
Pfizer                              242,900                 8,103,145
Schering-Plough                      34,900                   592,602
Wyeth                                93,050                 4,241,219
Total                                                      16,476,006

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Issuer                               Shares                   Value(a)

Health care services (6.8%)
AmerisourceBergen                    66,155                $4,173,720
Cardinal Health                      56,500                 3,093,375
McKesson                             23,766                   766,691
Select Medical                        2,800(b)                 78,680
Total                                                       8,112,466

Household products (4.1%)
Avon Products                         8,814                   549,905
Kimberly-Clark                       23,800                 1,151,920
Procter & Gamble                     36,458                 3,203,565
Total                                                       4,905,390

Industrial transportation (0.8%)
Expeditors Intl of Washington        12,100                   410,311
United Parcel Service Cl B            9,400                   592,952
Total                                                       1,003,263

Insurance (2.8%)
ACE                                   7,447(c)                245,677
American Intl Group                  29,294                 1,880,674
Chubb                                19,100                 1,237,680
Total                                                       3,364,031

Leisure time & entertainment (3.2%)
Mattel                               57,900                 1,124,997
Viacom Cl B                          63,100(b)              2,746,112
Total                                                       3,871,109

Machinery (1.7%)
Caterpillar                          18,656                 1,258,720
Illinois Tool Works                   9,600                   668,640
SPX                                   2,500(b)                117,725
Total                                                       2,045,085

Media (5.0%)
Cendant                             189,135(b)              3,394,973
Disney (Walt)                        78,300                 1,716,336
Scripps (EW) Cl A                     4,700                   389,912
Tribune                              12,500                   590,250
Total                                                       6,091,471

Metals (0.8%)
Freeport McMoRan Cooper
   & Gold Cl B                       37,341                 1,000,365

Multi-industry (3.9%)
General Electric                    137,950                 3,923,298
Grainger (WW)                         6,289                   309,419
ITT Inds                              2,400                   160,080
Tyco Intl                            17,400(c)                323,640
Total                                                       4,716,437

Paper & packaging (1.1%)
Avery Dennison                       24,100                 1,300,436

Restaurants (0.5%)
McDonald's                           28,100                   646,581

Retail -- general (4.1%)
Best Buy                             17,700(b)                772,605
Dollar General                       32,450                   597,080
Home Depot                           56,116                 1,750,819
Wal-Mart Stores                      33,400                 1,867,394
Total                                                       4,987,898

Retail -- grocery (0.5%)
Kroger                               37,700(b)                639,015

Utilities -- electric (0.2%)
FirstEnergy                           8,700                   300,063

Total common stocks
(Cost: $104,312,349)                                     $110,110,316

Short-term securities (9.6%)
Issuer          Annualized           Amount                  Value(a)
               yield on date       payable at
                of purchase         maturity

U.S. government agency (6.0%)
Federal Natl Mtge Assn Disc Nts
   09-17-03        0.98%         $2,900,000                $2,896,506
   09-17-03        1.02           2,900,000                 2,896,056
   10-22-03        1.00           1,500,000                 1,496,481
Total                                                       7,289,043

Commercial paper (3.6%)
Abbey Natl North America LLC
   08-01-03        1.11           4,300,000                 4,299,867

Total short-term securities
(Cost: $11,589,010)                                       $11,588,910

Total investments in securities
(Cost: $115,901,359)(d)                                  $121,699,226

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2003, the value of foreign securities represented 0.8% of net assets.

(d) At July 31, 2003, the cost of securities for federal income tax purposes was $116,840,781 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                              $ 6,230,284
     Unrealized depreciation                               (1,371,839)
                                                           ----------
     Net unrealized appreciation                          $ 4,858,445
                                                          -----------

--------------------------------------------------------------------------------
10   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

July 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $115,901,359)                                                                      $121,699,226
Cash in bank on demand deposit                                                                              186,921
Capital shares receivable                                                                                   766,524
Dividends and accrued interest receivable                                                                   120,039
Receivable for investment securities sold                                                                 1,026,697
                                                                                                          ---------
Total assets                                                                                            123,799,407
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       12,526
Payable for investment securities purchased                                                               2,758,797
Accrued investment management services fee                                                                    1,976
Accrued distribution fee                                                                                      1,590
Accrued transfer agency fee                                                                                     772
Accrued administrative services fee                                                                             165
Other accrued expenses                                                                                      101,537
                                                                                                            -------
Total liabilities                                                                                         2,877,363
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $120,922,044
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    267,737
Additional paid-in capital                                                                              113,970,315
Accumulated net realized gain (loss) (Note 6)                                                               886,125
Unrealized appreciation (depreciation) on investments                                                     5,797,867
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $120,922,044
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $ 83,257,409
                                                              Class B                                  $ 35,551,265
                                                              Class C                                  $  2,052,118
                                                              Class Y                                  $     61,252
Net asset value per share of outstanding capital stock:       Class A shares         18,374,049        $       4.53
                                                              Class B shares          7,929,314        $       4.48
                                                              Class C shares            456,827        $       4.49
                                                              Class Y shares             13,477        $       4.54
                                                                                         ------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                                $  764,115
Interest                                                                                                     68,385
                                                                                                             ------
Total income                                                                                                832,500
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          342,000
Distribution fee
   Class A                                                                                                   94,937
   Class B                                                                                                  171,345
   Class C                                                                                                    9,241
Transfer agency fee                                                                                         129,382
Incremental transfer agency fee
   Class A                                                                                                    8,905
   Class B                                                                                                    8,414
   Class C                                                                                                      617
Service fee -- Class Y                                                                                           29
Administrative services fees and expenses                                                                    27,560
Compensation of board members                                                                                 4,966
Custodian fees                                                                                              274,440
Printing and postage                                                                                          1,370
Registration fees                                                                                            81,089
Audit fees                                                                                                   17,000
                                                                                                             ------
Total expenses                                                                                            1,171,295
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (333,483)
                                                                                                           --------
                                                                                                            837,812
   Earnings credits on cash balances (Note 2)                                                                (4,492)
                                                                                                             ------
Total net expenses                                                                                          833,320
                                                                                                            -------
Investment income (loss) -- net                                                                                (820)
                                                                                                               ----
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                1,719,341
Net change in unrealized appreciation (depreciation) on investments                                       7,080,694
                                                                                                          ---------
Net gain (loss) on investments                                                                            8,800,035
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $8,799,215
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund
                                                                                                     For the period from
                                                                                  July 31, 2003      March 28, 2002* to
                                                                                   Year ended           July 31, 2002
Operations and distributions
Investment income (loss) -- net                                                  $       (820)          $   (10,970)
Net realized gain (loss) on investments                                             1,719,341              (805,384)
Net change in unrealized appreciation (depreciation) on investments                 7,080,694            (1,281,341)
                                                                                    ---------            ----------
Net increase (decrease) in net assets resulting from operations                     8,799,215            (2,097,695)
                                                                                    ---------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (27,013)                   --
      Class Y                                                                             (21)                   --
                                                                                    ---------            ----------
Total distributions                                                                   (27,034)                   --
                                                                                    ---------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         72,641,134            11,367,703
   Class B shares                                                                  31,826,112             5,967,979
   Class C shares                                                                   1,776,439               241,975
   Class Y shares                                                                      35,963                23,000
Reinvestment of distributions at net asset value
   Class A shares                                                                      25,435                    --
   Class Y shares                                                                          13                    --
Payments for redemptions
   Class A shares                                                                  (6,855,152)             (434,672)
   Class B shares (Note 2)                                                         (4,072,868)             (181,280)
   Class C shares (Note 2)                                                           (107,435)                   --
   Class Y shares                                                                      (1,872)               (4,191)
                                                                                       ------                ------
Increase (decrease) in net assets from capital share transactions                  95,267,769            16,980,514
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                           104,039,950            14,882,819
Net assets at beginning of period (Note 1)                                         16,882,094             1,999,275**
                                                                                   ----------             ---------
Net assets at end of period                                                      $120,922,044           $16,882,094
                                                                                 ============           ===========
Undistributed net investment income                                              $         --           $         7
                                                                                 ------------           -----------

 *  When shares became publicly available.

** Initial capital of $2,000,000 was contributed on March 21, 2002. The Fund had a decrease in net assets resulting from operations of $725 during the period from March 21, 2002 to March 28, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. On March 21, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on March 28, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $27,847 and accumulated net realized gain has been decreased by $27,847.

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                          July 31, 2003     March 28, 2002* to
                                           Year ended          July 31, 2002
Class A
Distributions paid from:
      Ordinary income                       $27,013                $--
      Long-term capital gain                     --                 --
Class B
Distributions paid from:
      Ordinary income                            --                 --
      Long-term capital gain                     --                 --
Class C
Distributions paid from:
      Ordinary income                            --                 --
      Long-term capital gain                     --                 --
Class Y
Distributions paid from:
      Ordinary income                            21                 --
      Long-term capital gain                     --                 --

* When shares became publicly available.

As of July 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $1,827,826
Accumulated long-term gain (loss)                           $   (2,279)
Unrealized appreciation (depreciation)                      $4,858,445

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $5,623 for the year ended July 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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18   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $577,722 for Class A, $14,453 for Class B and $151 for Class C for the year ended July 31, 2003.

For the year ended July 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2003, the Fund's custodian and transfer agency fees were reduced by $4,492 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $155,444,808 and $69,733,311, respectively, for the year ended July 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $353 for the year ended July 31, 2003.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Year ended July 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                      17,273,053  7,641,133     426,869       8,203
Issued for reinvested distributions            6,391         --          --           3
Redeemed                                  (1,688,951)  (977,921)    (25,450)       (400)
                                          ----------   --------     -------        ----
Net increase (decrease)                   15,590,493  6,663,212     401,419       7,806
                                          ----------  ---------     -------       -----

                                                  March 28, 2002* to July 31, 2002

                                             Class A     Class B    Class C     Class Y
Sold                                       2,497,491  1,308,348      53,408       4,674
Issued for reinvested distributions               --         --          --          --
Redeemed                                    (107,935)   (44,246)         --      (1,003)
                                           ---------  ---------      ------       -----
Net increase (decrease)                    2,389,556  1,264,102      53,408       3,671
                                           ---------  ---------      ------       -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended July 31, 2003.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,279 as of July 31, 2003, that will expire in 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $4.11           $5.00
Income from investment operations:
Net investment income (loss)                                                 .01              --
Net gains (losses) (both realized and unrealized)                            .41            (.89)
Total from investment operations                                             .42            (.89)
Net asset value, end of period                                             $4.53           $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                      $83             $11
Ratio of expenses to average daily net assets(c),(e)                       1.25%           1.25%(d)
Ratio of net investment income (loss) to average daily net assets           .24%           (.11%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%             88%
Total return(i)                                                           10.22%         (17.80%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003            2002(b)
Net asset value, beginning of period                                       $4.10           $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)           (.01)
Net gains (losses) (both realized and unrealized)                            .39            (.89)
Total from investment operations                                             .38            (.90)
Net asset value, end of period                                             $4.48           $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                      $36              $5
Ratio of expenses to average daily net assets(c),(f)                       2.01%           2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.52%)          (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%             88%
Total return(i)                                                            9.27%         (18.00%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003          2002(b)
Net asset value, beginning of period                                       $4.10         $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)         (.01)
Net gains (losses) (both realized and unrealized)                            .40          (.89)
Total from investment operations                                             .39          (.90)
Net asset value, end of period                                             $4.49         $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2           $--
Ratio of expenses to average daily net assets(c),(g)                       2.01%         2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.53%)        (.92%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%           88%
Total return(i)                                                            9.51%       (18.00%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003         2002(b)
Net asset value, beginning of period                                       $4.11         $5.00
Income from investment operations:
Net investment income (loss)                                                 .01            --
Net gains (losses) (both realized and unrealized)                            .42          (.89)
Total from investment operations                                             .43          (.89)
Net asset value, end of period                                             $4.54         $4.11
Ratios/supplemental data
Net assets, end of period (in millions)                                      $--           $--

Ratio of expenses to average daily net assets(c),(h)                       1.07%         1.07%(d)
Ratio of net investment income (loss) to average daily net assets           .45%          .09%(d)
Portfolio turnover rate (excluding short-term securities)                   135%           88%
Total return(i)                                                           10.46%       (17.80%)(j)
Notes to financial highlights

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.84% and 5.12% for the periods ended July 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.66% and 4.94% for the periods ended July 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2003, and for the period from March 28, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Equity Fund as of July 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
24   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Equity Fund
Fiscal year ended July 31, 2003

Class A
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     38.07%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00351

Class Y
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     38.07%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00365

--------------------------------------------------------------------------------
25   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past      Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 68                                                Minnesota
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor      Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and          Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998              (construction
Age 65                                                                                      materials/chemicals)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and        Cargill, Incorporated
30 Seventh Street East             since 2001         Chief Executive Officer, Minnesota    (commodity merchants and
Suite 3050                                            Mining and Manufacturing (3M)         processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 69                                                                                      Materials Company (construction
                                                                                            materials/ chemicals), Milliken
                                                                                            & Company (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Heinz F. Hutter*                   Board member       Retired President and Chief
901 S. Marquette Ave.              since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Age 74                                                and processors)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**            Board member       Retired President and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         Economics, Carleton College           (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 64
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Alan G. Quasha                     Board member       President, Quadrant Management,       Compagnie Financiere Richemont
901 S. Marquette Ave.              since 2002         Inc. (management of private           AG (luxury goods), Harken
Minneapolis, MN 55402                                 equities)                             Energy Corporation (oil and gas
Age 53                                                                                      exploration) and SIRIT Inc.
                                                                                            (radio frequency identification
                                                                                            technology)
---------------------------------- ------------------ ------------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
26   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alan K. Simpson                   Board member        Former three-term United States       Biogen, Inc.
1201 Sunshine Ave.                since 1997          Senator for Wyoming                   (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alison Taunton-Rigby              Board member        President, Forester Biotech since
901 S. Marquette Ave.             since 2002          2000. Former President and CEO,
Minneapolis, MN 55402                                 Aquila Biopharmaceuticals, Inc.
Age 59
--------------------------------- ------------------- ------------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Barbara H. Fraser                 Board member        Executive Vice President -  AEFA
1546 AXP Financial Center         since 2002          Products and Corporate Marketing of
Minneapolis, MN 55474                                 AEFC since 2002. President -
Age 53                                                Travelers Check Group, American
                                                      Express Company,  2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global,  1999-2000. Chairman and
                                                      CEO, Citicorp Investment Services
                                                      and Citigroup Insurance Group,
                                                      U.S., 1998-1999
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Stephen W. Roszell                Board member        Senior Vice President -
50238 AXP Financial Center        since 2002, Vice    Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- ------------------- ------------------------------------- ---------------------------------
William F. Truscott               Board member        Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice   Investment Officer of AEFC since
Minneapolis, MN 55474             President  since    2001. Former Chief Investment
Age 42                            2002                Officer and Managing Director,
                                                      Zurich Scudder Investments
--------------------------------- ------------------- ------------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
27   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Jeffrey P. Fox                    Treasurer since     Vice President - Investment
50005 AXP Financial Center        2002                Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                                 President - Finance, American
Age 48                                                Express Company, 2000-2002;  Vice
                                                      President - Corporate Controller,
                                                      AEFC, 1996-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Paula R. Meyer                    President since     Senior Vice President and General
596 AXP Financial Center          2002                Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                 2002; Vice President and Managing
Age 49                                                Director - American Express Funds,
                                                      AEFC, 2000-2002; Vice President,
                                                      AEFC,  1998-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Leslie L. Ogg                     Vice President,     President of Board Services
901 S. Marquette Ave.             General Counsel,    Corporation
Minneapolis, MN 55402             and Secretary
Age 64                            since 1978
--------------------------------- ------------------- ------------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
28   --   AXP LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
     Large Cap
           Value
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2003

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            7

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Independent Auditors' Report               25

Federal Income Tax Information             26

Board Members and Officers                 27

--------------------------------------------------------------------------------
2   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
          AS OF JULY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                        Bob Ewing, CFA
Since                                                              6/02
Years in industry                                                    15

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 6/27/02      B: 6/27/02      C: 6/27/02      Y: 6/27/02

Ticker symbols
A: ALVAX        B: ALVBX        C: --           Y: --

Total net assets                                          $45.1 million

Number of holdings                                                  153

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND     GROWTH
  X                        LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION
Percentage of portfolio assets

(pie chart)

Financials 30.6%
Consumer discretionary 12.2%
Energy 9.5%
Consumer staples 8.8%
Health care 7.1%
Industrials 6.6%
Short-term securities 6.4%
Materials 5.6%
Technology 5.6%
Telecommunications 4.9%
Utilities 2.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Financial companies)                     4.7%
ConocoPhillips (Energy)                             2.8
ChevronTexaco (Energy)                              2.7
Bank of America (Banks and savings & loans)         2.5
Exxon Mobil (Energy)                                2.2
Altria Group (Beverage & tobacco)                   1.8
U.S. Bancorp (Banks and savings & loans)            1.8
J.P. Morgan Chase (Broker dealers)                  1.7
American Intl Group (Insurance)                     1.6
Wells Fargo (Banks and savings & loans)             1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

AXP Large Cap Value Fund grew to more than $45 million in assets in its initial 12 months of operation. Below, Portfolio Manager Bob Ewing, CFA, discusses the Fund's positioning and performance for the 12 months ended July 31, 2003.

Q:   How did AXP Large Cap Value Fund perform for fiscal year 2003?

A: AXP Large Cap Value Fund's Class A shares advanced 10.52%, excluding sales charge, for the 12 months ended July 31, 2003. The Fund outpaced its peers, as represented by the Lipper Large-Cap Value Funds Index, which advanced 8.61% for the period. The Fund underperformed its benchmark, the Russell 1000(R) Value Index, which advanced 10.75%, for the same period.

Q:   What factors had a significant effect on performance?

A: In the early months of this past fiscal year, stocks in all styles, including value, declined sharply as the stock market fell to four-year lows. During that time, the Fund benefited from its exposure to healthcare stocks as well as an overweight in consumer staples, an underweight in telecommunications and good stock selection. In October and November of 2002, the market rallied, led primarily by stocks that had been previously beaten down. An underweight in telecommunications hurt performance during this time.

     The market was unable to sustain its late fall rally, as mixed economic signals and escalation of the conflict in Iraq negatively impacted investor sentiment. Entering 2003, we emphasized selection of individual stocks, rather than placing significant bets on any particular stock sectors. This approach was effective in an environment where the market as a whole stayed in a trading range, while some individual stocks and industry sectors experienced much wider price swings.

(bar chart)
                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003
12%
         (bar 1)                    (bar 2)
10%      +10.52%                    +10.75                  (bar 3)
                                                             +8.61%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP Large Cap Value Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3)  Lipper Large-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We further increased our existing exposure to energy companies, which we found to be a uniquely attractive cyclical opportunity.(end callout quote)

     In March 2003, stocks once again rallied as it became clear that military action in Iraq was imminent. Following the end of major combat, the market continued to advance as investors became more optimistic about economic growth. This period was challenging for the Fund because we had positioned it for a disappointingly slow recovery, rather than the stronger economic scenario favored by the market, reflected in index returns. Nevertheless, the Fund more than kept pace with its peers due to strong individual stock selection.

     Stocks that were overweighted in the portfolio that helped performance included MBNA Corp, a credit card company; Circuit City, a consumer electronics company; and Cendant, a leisure and travel company. The Fund was able to exploit these valuation inconsistencies, as the stocks did well during the second half of the fiscal year.

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2003

                             Class A                   Class B                   Class C                 Class Y
(Inception dates)           (6/27/02)                 (6/27/02)                 (6/27/02)               (6/27/02)
                        NAV(1)     POP(2)      NAV(1)     After CDSC(3)  NAV(1)       After CDSC(4)  NAV(5)  POP(5)
1 year                  +10.52%     +4.16%     +9.66%         +5.66%     +9.50%           +9.50%    +10.76% +10.76%
Since inception          +1.78%     -3.59%     +1.06%         -2.61%     +0.92%           +0.92%     +1.99%  +1.99%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the portfolio during the period?

A: Since the Fund was launched in June 2002, our strategy has been focused on relative value. We seek stocks of companies with potential for earnings growth that offer good value relative to the overall market, their peers and even to their own histories. Following the brief autumn rally when prices of technology and telecommunications stocks experienced the most meaningful gains, we reduced our positions in these sectors, maintaining our focus on undervalued stocks with solid fundamentals. We also added slightly to the Fund's positions in the energy, industrials and financial sectors, areas we would expect to do well in a recovering economy.

     During the second half of the fiscal period, we made few changes to sector allocations, but we adjusted individual holdings to enhance the make-up of the Fund. We further increased our existing exposure to energy companies, which we found to be a uniquely attractive cyclical opportunity.

     The Fund remained overweight in areas that would be considered more classically defensive -- consumer staples and healthcare. The Fund remained underweight in the traditional cyclical sectors, including consumer discretionary, financials, industrials, and materials. However, within these sectors we made changes to Fund holdings of individual stocks as we sought to keep the portfolio well positioned in a fast moving equity market.

Q:   How do you plan to manage the Fund in the coming months?

A: We currently have two main themes in managing the Fund -- having a lower valuation than the Fund's peers and maintaining a larger cap orientation than some peers. From a valuation perspective, we are striving to achieve a portfolio with a higher yield than the overall market, as well as lower price to earnings, price to sales and price to book ratios than the market.

     Larger companies have lagged mid-size and small companies pretty significantly so far in 2003. We believe that in any scenario that unfolds from here, the larger companies could have the advantage. Either the economy improves and the large companies that have lagged begin to catch up, or the economy slows, making it more likely that investors will gravitate toward large cap stocks due to their industry leadership, proven business models and superior positioning.

--------------------------------------------------------------------------------
6   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

 (line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP LARGE CAP VALUE FUND

$12,000

 $9,000
           (dotted line) Russell 1000(R) Value Index(1)
 $6,000    (dashed line) Lipper Large-Cap Value Funds Index(2)
           (solid line) AXP Large Cap Value Fund Class A
 $3,000

          7/01/02     7/02          10/02      1/03      4/03        7/03

(solid line) AXP Large Cap Value Fund Class A $9,611
(dotted line) Russell 1000(R) Value Index(1) $10,044
(dashed line) Lipper Large-Cap Value Funds Index(2) $9,922

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of July 31, 2003

1 year                                                                +4.16%
Since inception (6/27/02)                                             -3.59%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

July 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (94.4%)
Issuer                                      Shares            Value(a)

Aerospace & defense (3.1%)
Boeing                                    3,511                $116,284
General Dynamics                          1,550                 122,977
Lockheed Martin                           8,665                 453,526
Northrop Grumman                          3,666                 338,152
United Technologies                       4,791                 360,427
Total                                                         1,391,366

Airlines (0.1%)
Northwest Airlines Cl A                   3,343(b)               30,421

Automotive & related (0.3%)
General Motors                            4,077                 152,602

Banks and savings & loans (11.2%)
Bank of America                          13,890               1,146,898
Bank of New York                         12,729                 383,397
Bank One                                  7,309                 289,144
FleetBoston Financial                    10,703                 332,756
Mellon Financial                         11,743                 355,226
PNC Financial Services Group              6,540                 320,133
U.S. Bancorp                             32,450                 795,674
Wachovia                                 11,098                 484,872
Washington Mutual                         5,654                 223,220
Wells Fargo                              14,086                 711,766
Total                                                         5,043,086

Beverages & tobacco (4.5%)
Altria Group                             20,137                 805,682
Anheuser-Busch                            1,750                  90,685
Coca-Cola                                 9,990                 449,250
Pepsi Bottling Group                      8,850                 194,523
PepsiCo                                  10,315                 475,212
Total                                                         2,015,352

Broker dealers (4.2%)
J.P. Morgan Chase                        21,517                 754,170
Merrill Lynch                            10,797                 587,033
Morgan Stanley                           11,756                 557,705
Total                                                         1,898,908

Building materials & construction (0.6%)
Masco                                     5,615                 136,838
Temple-Inland                             3,142                 145,757
Total                                                           282,595

Cable (1.7%)
Comcast Cl A                              7,814(b)              236,921
Comcast Special Cl A                      5,341(b)              156,491
EchoStar Communications Cl A              5,075(b)              184,070
NTL                                       4,800(b)              200,688
Total                                                           778,170

Cellular telecommunications (0.4%)
Vodafone Group ADR                       10,100(c)              191,698

Chemicals (3.0%)
Dow Chemical                             16,084                 567,764
du Pont (EI) de Nemours                   6,939                 304,900
Lyondell Chemical                        10,402                 155,718
Praxair                                   2,762                 178,591
RPM Intl                                  6,900                  97,083
Solutia                                  21,580                  26,328
Total                                                         1,330,384

Computer hardware (2.5%)
Apple Computer                            9,958(b)              209,616
Cisco Systems                             3,618(b)               70,623
Dell                                      2,750(b)               92,620
Hewlett-Packard                          25,383                 537,358
Sun Microsystems                         63,400(b)              237,116
Total                                                         1,147,333

Computer software & services (1.8%)
Affiliated Computer Services Cl A         1,600(b)               79,280
Cadence Design Systems                    7,500(b)              102,525
First Data                                2,100                  79,296
Microsoft                                21,258                 561,211
Total                                                           822,312

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                      Shares            Value(a)

Electronics (1.3%)
ChipPAC Cl A                              7,700(b)              $43,890
Micron Technology                        10,180(b)              149,035
Natl Semiconductor                        6,032(b)              134,815
Teradyne                                  5,017(b)               82,530
Texas Instruments                         8,204                 154,810
Total                                                           565,080

Energy (8.4%)
Anadarko Petroleum                        2,450                 107,310
Burlington Resources                      4,326                 199,731
ChevronTexaco                            16,895               1,218,298
ConocoPhillips                           24,240               1,268,722
Exxon Mobil                              27,796                 988,982
Total                                                         3,783,043

Energy equipment & services (1.2%)
Grant Prideco                             5,815(b)               62,511
Schlumberger                              4,895                 220,618
Transocean                               13,401(b)              262,257
Total                                                           545,386

Environmental services (0.4%)
Allied Waste Inds                        14,750(b)              178,770

Finance companies (4.7%)
Citigroup                                47,491               2,127,597

Financial services (4.0%)
Capital One Financial                     4,700                 225,177
Fannie Mae                                8,849                 566,690
Freddie Mac                               9,034                 441,311
MBNA                                     24,697                 550,496
Total                                                         1,783,674

Food (1.0%)
General Mills                             4,776                 219,075
Kraft Foods Cl A                          8,486                 235,996
Total                                                           455,071

Furniture & appliances (0.3%)
Black & Decker                            1,543                  63,047
Leggett & Platt                           4,088                  90,508
Total                                                           153,555

Health care products (5.3%)
Bristol-Myers Squibb                      4,706                 123,297
Merck & Co                               12,435                 687,406
Pfizer                                   15,103                 503,836
Schering-Plough                          38,323                 650,725
Wyeth                                     8,958                 408,306
Total                                                         2,373,570

Health care services (1.9%)
AmerisourceBergen                         1,100                  69,399
Caremark Rx                               5,929(b)              148,344
HCA                                       3,608                 127,182
Lincare Holdings                          2,900(b)              105,560
McKesson                                  4,474                 144,331
Select Medical                            1,050(b)               29,505
Tenet Healthcare                         15,400(b)              212,212
Total                                                           836,533

Household products (2.8%)
Avon Products                             4,101                 255,861
Clorox                                    2,100                  91,119
Kimberly-Clark                            8,861                 428,872
Newell Rubbermaid                         1,930                  45,606
Procter & Gamble                          4,946                 434,606
Total                                                         1,256,064

Insurance (5.5%)
ACE                                       6,038(c)              199,194
Allstate                                 11,291                 429,397
American Intl Group                      11,210                 719,682
Chubb                                     4,550                 294,840
CIGNA                                     1,250                  58,475
Hartford Financial Services Group         4,669                 243,675
Montpelier Re Holdings                    2,428(b,c)             78,157
Prudential Financial                      6,428                 228,708
Travelers Property Casualty Cl A          8,376                 135,691
Travelers Property Casualty Cl B          4,579                  73,905
Total                                                         2,461,724

Leisure time & entertainment (1.9%)
AOL Time Warner                          12,200(b)              188,246
Mattel                                    9,196                 178,678
Viacom Cl B                              11,304(b)              491,950
Total                                                           858,874

Machinery (1.1%)
Caterpillar                               3,517                 237,292
Illinois Tool Works                       2,100                 146,265
Ingersoll-Rand Cl A                       1,111(c)               60,261
SPX                                         700(b)               32,963
Total                                                           476,781

Media (4.0%)
Cendant                                  21,700(b)              389,515
Disney (Walt)                            28,220                 618,583
InterActiveCorp                           3,251(b)              131,568
Liberty Media Cl A                       27,648(b)              306,616

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Issuer                                      Shares            Value(a)

Media (cont.)
McGraw-Hill Companies                     1,437                 $87,341
Scripps (EW) Cl A                         1,100                  91,256
Tribune                                   3,479                 164,278
Total                                                         1,789,157

Metals (0.9%)
Alcan                                     2,552(c)               88,835
Alcoa                                     6,468                 179,617
Phelps Dodge                              3,155(b)              133,109
Total                                                           401,561

Multi-industry (2.0%)
Dover                                     9,184                 336,226
General Electric                         10,873                 309,228
ITT Inds                                  2,263                 150,942
Tyco Intl                                 6,616(c)              123,058
Total                                                           919,454

Paper & packaging (1.1%)
Avery Dennison                            3,700                 199,653
Bowater                                   4,093                 157,662
Intl Paper                                3,843                 150,338
Total                                                           507,653

Real estate investment trust (1.3%)
Apartment Investment &
  Management Cl A                         2,518                  99,234
Equity Office Properties Trust           12,356                 342,756
Starwood Hotels & Resorts
  Worldwide                               4,584                 149,438
Total                                                           591,428

Restaurants (0.8%)
McDonald's                               15,999                 368,137

Retail -- general (3.0%)
BJ's Wholesale Club                       7,585(b)              147,908
Circuit City Stores                      23,460                 215,363
Dollar General                            4,830                  88,872
Home Depot                                8,893                 277,461
Sonic Automotive                          5,818(b)              149,232
Staples                                   3,000(b)               60,420
Target                                    5,854                 224,325
Wal-Mart Stores                           3,400                 190,094
Total                                                         1,353,675

Retail -- grocery (0.6%)
Kroger                                    9,000(b)              152,550
Safeway                                   5,670(b)              121,055
Total                                                           273,605

Telecom equipment & services (0.5%)
Motorola                                 23,134                 209,131

Textiles & apparel (0.2%)
Liz Claiborne                             3,204                 110,314

Utilities -- electric (2.7%)
Dominion Resources                        4,910                 295,091
DTE Energy                                1,622                  57,922
Exelon                                    5,200                 298,844
FirstEnergy                              10,045                 346,452
FPL Group                                 2,129                 131,295
Pepco Holdings                            5,000                  86,600
Total                                                         1,216,204

Utilities -- telephone (4.1%)
BellSouth                                25,988                 661,915
Davel Communications                      5,200(b)                   62
KT ADR                                   10,296(c)              195,521
SBC Communications                       15,773                 368,457
Verizon Communications                   17,819                 621,170
Total                                                         1,847,125

Total common stocks
(Cost: $39,365,347)                                         $42,527,393

Short-term securities (6.4%)
Issuer           Annualized              Amount                Value(a)
                yield on date          payable at
                 of purchase            maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nts
   08-04-03            0.91%           $500,000                $499,949
   09-17-03            1.00           1,200,000               1,198,555
   09-24-03            0.98             300,000                 299,577
   10-01-03            0.98             400,000                 399,302
   10-15-03            1.00             500,000                 498,927

Total short-term securities
(Cost: $2,896,248)                                           $2,896,310

Total investments in securities
(Cost: $42,261,595)(d)                                      $45,423,703

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2003, the value of foreign securities represented 2.1% of net assets.

(d) At July 31, 2003, the cost of securities for federal income tax purposes was $42,598,042 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $3,291,078
     Unrealized depreciation                                       (465,417)
                                                                   --------
     Net unrealized appreciation                                 $2,825,661
                                                                 ----------

--------------------------------------------------------------------------------
11   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund
July 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $42,261,595)                                                                        $45,423,703
Cash in bank on demand deposit                                                                               49,086
Capital shares receivable                                                                                   119,593
Dividends and accrued interest receivable                                                                    65,916
Receivable for investment securities sold                                                                   263,172
                                                                                                            -------
Total assets                                                                                             45,921,470
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        5,368
Payable for investment securities purchased                                                                 777,384
Accrued investment management services fee                                                                      737
Accrued distribution fee                                                                                        597
Accrued transfer agency fee                                                                                     233
Accrued administrative services fee                                                                              61
Other accrued expenses                                                                                       80,404
                                                                                                             ------
Total liabilities                                                                                           864,784
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $45,056,686
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    90,706
Additional paid-in capital                                                                               41,041,396
Undistributed net investment income                                                                         133,587
Accumulated net realized gain (loss)                                                                        628,889
Unrealized appreciation (depreciation) on investments                                                     3,162,108
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $45,056,686
                                                                                                        ===========
Net assets applicable to outstanding shares:                  Class A                                   $30,878,757
                                                              Class B                                   $13,397,932
                                                              Class C                                   $   754,403
                                                              Class Y                                   $    25,594
Net asset value per share of outstanding capital stock:       Class A shares          6,204,194         $      4.98
                                                              Class B shares          2,708,686         $      4.95
                                                              Class C shares            152,616         $      4.94
                                                              Class Y shares              5,129         $      4.99
                                                                                          -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                               $   497,579
Interest                                                                                                     17,721
   Less foreign taxes withheld                                                                                 (310)
                                                                                                               ----
Total income                                                                                                514,990
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          139,254
Distribution fee
   Class A                                                                                                   39,449
   Class B                                                                                                   68,230
   Class C                                                                                                    3,620
Transfer agency fee                                                                                          47,265
Incremental transfer agency fee
   Class A                                                                                                    3,250
   Class B                                                                                                    3,077
   Class C                                                                                                      217
Service fee -- Class Y                                                                                           15
Administrative services fees and expenses                                                                    11,000
Compensation of board members                                                                                 3,058
Custodian fees                                                                                              228,980
Printing and postage                                                                                         40,801
Registration fees                                                                                            43,039
Audit fees                                                                                                   17,000
Other                                                                                                        13,788
                                                                                                             ------
Total expenses                                                                                              662,043
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (321,108)
                                                                                                           --------
                                                                                                            340,935
   Earnings credits on cash balances (Note 2)                                                                (3,515)
                                                                                                             ------
Total net expenses                                                                                          337,420
                                                                                                            -------
Investment income (loss) -- net                                                                             177,570
                                                                                                            -------
Realized and unrealized gain (loss) -- net

Net realized gain (loss) on security transactions (Note 3)                                                  673,743
Net change in unrealized appreciation (depreciation) on investments                                       3,294,759
                                                                                                          ---------
Net gain (loss) on investments                                                                            3,968,502
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $4,146,072
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Value Fund
                                                                                                     For the period from
                                                                                  July 31, 2003       June 27, 2002* to
                                                                                   Year ended           July 31, 2002
Operations and distributions
Investment income (loss) -- net                                                   $   177,570            $      361
Net realized gain (loss) on investments                                               673,743               (47,883)
Net change in unrealized appreciation (depreciation) on investments                 3,294,759               (91,249)
                                                                                    ---------               -------
Net increase (decrease) in net assets resulting from operations                     4,146,072              (138,771)
                                                                                    ---------              --------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (40,203)                   --
      Class B                                                                          (7,259)                   --
      Class C                                                                            (539)                   --
      Class Y                                                                             (39)                   --
                                                                                    ---------              --------
Total distributions                                                                   (48,040)                   --
                                                                                    ---------              --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         26,344,197             2,213,078
   Class B shares                                                                  12,297,591             1,424,918
   Class C shares                                                                     637,405                46,247
   Class Y shares                                                                      11,000                 3,000
Reinvestment of distributions at net asset value
   Class A shares                                                                      34,417                    --
   Class B shares                                                                       7,127                    --
   Class C shares                                                                         514                    --
   Class Y shares                                                                           9                    --
Payments for redemptions
   Class A shares                                                                  (2,271,256)              (25,502)
   Class B shares (Note 2)                                                         (1,533,475)              (40,778)
   Class C shares (Note 2)                                                            (11,095)                   --
                                                                                    ---------              --------
Increase (decrease) in net assets from capital share transactions                  35,516,434             3,620,963
                                                                                   ----------             ---------
Total increase (decrease) in net assets                                            39,614,466             3,482,192
Net assets at beginning of period (Note 1)                                          5,442,220             1,960,028**
                                                                                    ---------             ---------
Net assets at end of period                                                       $45,056,686            $5,442,220
                                                                                  ===========            ==========
Undistributed net investment income                                               $   133,587            $    2,951
                                                                                  -----------            ----------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 20, 2002. The Fund had a decrease in net assets resulting from operations of $39,972 during the period from June 20, 2002 to June 27, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. On June 20, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on June 27, 2002. The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,106 and accumulated net realized gain has been increased by $2,968 resulting in a net reclassification adjustment to decrease paid-in capital by $4,074.

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                          July 31, 2003      June 27, 2002* to
                                           Year ended          July 31, 2002
Class A
Distributions paid from:
      Ordinary income                       $40,203                $--
      Long-term capital gain                     --                 --
Class B
Distributions paid from:
      Ordinary income                         7,259                 --
      Long-term capital gain                     --                 --
Class C
Distributions paid from:
      Ordinary income                           539                 --
      Long-term capital gain                     --                 --
Class Y
Distributions paid from:
      Ordinary income                            39                 --
      Long-term capital gain                     --                 --

* When shares became publicly available.

As of July 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $1,093,627
Accumulated long-term gain (loss)                           $    5,296
Unrealized appreciation (depreciation)                      $2,825,661

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1%, from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $1,373 for the year ended July 31, 2003

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $175,798 for Class A, $4,447 for Class B and $18 for Class C for the year ended July 31, 2003.

For the year ended July 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.25% for Class A, 2.00% for Class B, 2.00% for Class C and .95% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2003, the Fund's custodian and transfer agency fees were reduced by $3,515 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $50,432,888 and $16,765,447, respectively, for the year ended July 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $1,577 for the year ended July 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Year ended July 31, 2003
                                             Class A    Class B     Class C     Class Y
Sold                                       5,828,574  2,731,482     142,666      2,495
Issued for reinvested distributions            7,804      1,620         117          2
Redeemed                                    (509,520)  (335,784)     (2,292)        --
                                           ---------  ---------     -------      -----
Net increase (decrease)                    5,326,858  2,397,318     140,491      2,497
                                           ---------  ---------     -------      -----

                                                   June 27, 2002* to July 31, 2002
                                             Class A    Class B     Class C     Class Y
Sold                                         489,221    318,593      10,125        632
Issued for reinvested distributions               --         --          --         --
Redeemed                                      (5,885)    (9,225)         --         --
                                             -------    -------      ------        ---
Net increase (decrease)                      483,336    309,368      10,125        632
                                             -------    -------      ------        ---

* When shares became publicly available.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to
 $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended July 31, 2003.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003         2002(b)
Net asset value, beginning of period                                    $4.52        $4.90
Income from investment operations:
Net investment income (loss)                                              .03           --
Net gains (losses) (both realized and unrealized)                         .44         (.38)
Total from investment operations                                          .47         (.38)
Less distributions:
Dividends from net investment income                                     (.01)          --
Net asset value, end of period                                          $4.98        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $31           $4
Ratio of expenses to average daily net assets(c),(e)                    1.25%        1.19%(d)
Ratio of net investment income (loss) to average daily net assets       1.01%         .23%(d)
Portfolio turnover rate (excluding short-term securities)                 77%           9%
Total return(i)                                                        10.52%       (7.75%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003         2002(b)
Net asset value, beginning of period                                    $4.52        $4.90
Income from investment operations:
Net investment income (loss)                                              .01           --
Net gains (losses) (both realized and unrealized)                         .43         (.38)
Total from investment operations                                          .44         (.38)
Less distributions:
Dividends from net investment income                                     (.01)          --
Net asset value, end of period                                          $4.95        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $13           $1
Ratio of expenses to average daily net assets(c),(f)                    2.00%        1.95%(d)
Ratio of net investment income (loss) to average daily net assets        .25%        (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                 77%           9%
Total return(i)                                                         9.66%       (7.75%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003         2002(b)
Net asset value, beginning of period                                    $4.52        $4.90
Income from investment operations:
Net investment income (loss)                                              .01           --
Net gains (losses) (both realized and unrealized)                         .42         (.38)
Total from investment operations                                          .43         (.38)
Less distributions:
Dividends from net investment income                                     (.01)          --
Net asset value, end of period                                          $4.94        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                    $1          $--
Ratio of expenses to average daily net assets(c),(g)                    2.00%        1.95%(d)
Ratio of net investment income (loss) to average daily net assets        .26%        (.45%)(d)
Portfolio turnover rate (excluding short-term securities)                 77%           9%
Total return(i)                                                         9.50%       (7.75%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003         2002(b)
Net asset value, beginning of period                                    $4.52        $4.90
Income from investment operations:
Net investment income (loss)                                              .03           --
Net gains (losses) (both realized and unrealized)                         .45         (.38)
Total from investment operations                                          .48         (.38)
Less distributions:
Dividends from net investment income                                     (.01)          --
Net asset value, end of period                                          $4.99        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--
Ratio of expenses to average daily net assets(c),(h)                     .95%        1.01%(d)
Ratio of net investment income (loss) to average daily net assets       1.30%         .31%(d)
Portfolio turnover rate (excluding short-term securities)                 77%           9%
Total return(i)                                                        10.76%       (7.75%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.64% and 20.50% for the periods ended July 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.40% and 21.26% for the periods ended July 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.40% and 21.26% for the periods ended July 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.46% and 20.32% for the periods ended July 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Value Fund (a series of AXP Growth Series, Inc.) as of July 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2003, and for the period from June 27, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Value Fund as of July 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
25   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Value Fund
Fiscal year ended July 31, 2003

Class A
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     44.43%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.01380

Class B
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     44.43%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00587

Class C
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     44.43%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00839

Class Y
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                             0.00%
   Dividends Received Deduction for corporations                     44.43%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.01463

--------------------------------------------------------------------------------
26   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past      Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 68                                                Minnesota
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor      Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and          Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998              (construction
Age 65                                                                                      materials/chemicals)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and        Cargill, Incorporated
30 Seventh Street East             since 2001         Chief Executive Officer, Minnesota    (commodity merchants and
Suite 3050                                            Mining and Manufacturing (3M)         processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 69                                                                                      Materials Company (construction
                                                                                            materials/ chemicals), Milliken
                                                                                            & Company (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Heinz F. Hutter*                   Board member       Retired President and Chief
901 S. Marquette Ave.              since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Age 74                                                and processors)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**            Board member       Retired President and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         Economics, Carleton College           (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 64
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Alan G. Quasha                     Board member       President, Quadrant Management,       Compagnie Financiere Richemont
901 S. Marquette Ave.              since 2002         Inc. (management of private           AG (luxury goods), Harken
Minneapolis, MN 55402                                 equities)                             Energy Corporation (oil and gas
Age 53                                                                                      exploration) and SIRIT Inc.
                                                                                            (radio frequency identification
                                                                                            technology)
---------------------------------- ------------------ ------------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alan K. Simpson                   Board member        Former three-term United States       Biogen, Inc.
1201 Sunshine Ave.                since 1997          Senator for Wyoming                   (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alison Taunton-Rigby              Board member        President, Forester Biotech since
901 S. Marquette Ave.             since 2002          2000. Former President and CEO,
Minneapolis, MN 55402                                 Aquila Biopharmaceuticals, Inc.
Age 59
--------------------------------- ------------------- ------------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Barbara H. Fraser                 Board member        Executive Vice President -  AEFA
1546 AXP Financial Center         since 2002          Products and Corporate Marketing of
Minneapolis, MN 55474                                 AEFC since 2002. President -
Age 53                                                Travelers Check Group, American
                                                      Express Company,  2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global,  1999-2000. Chairman and
                                                      CEO, Citicorp Investment Services
                                                      and Citigroup Insurance Group,
                                                      U.S., 1998-1999
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Stephen W. Roszell                Board member        Senior Vice President -
50238 AXP Financial Center        since 2002, Vice    Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- ------------------- ------------------------------------- ---------------------------------
William F. Truscott               Board member        Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice   Investment Officer of AEFC since
Minneapolis, MN 55474             President  since    2001. Former Chief Investment
Age 42                            2002                Officer and Managing Director,
                                                      Zurich Scudder Investments
--------------------------------- ------------------- ------------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Jeffrey P. Fox                    Treasurer since     Vice President - Investment
50005 AXP Financial Center        2002                Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                                 President - Finance, American
Age 48                                                Express Company, 2000-2002;  Vice
                                                      President - Corporate Controller,
                                                      AEFC, 1996-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Paula R. Meyer                    President since     Senior Vice President and General
596 AXP Financial Center          2002                Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                 2002; Vice President and Managing
Age 49                                                Director - American Express Funds,
                                                      AEFC, 2000-2002; Vice President,
                                                      AEFC,  1998-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Leslie L. Ogg                     Vice President,     President of Board Services
901 S. Marquette Ave.             General Counsel,    Corporation
Minneapolis, MN 55402             and Secretary
Age 64                            since 1978
--------------------------------- ------------------- ------------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
29   --   AXP LARGE CAP VALUE FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
     Quantitative
            Large Cap Equity
                   Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2003

AXP Quantitative Large Cap Equity Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                               3

Questions & Answers  with Portfolio Management              4

Investments in Securities                                   7

Financial Statements                                       11

Notes to Financial Statements                              14

Independent Auditors' Report                               23

Board Members and Officers                                 24

--------------------------------------------------------------------------------
2   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Fund Snapshot
    AS OF JULY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                               Dimitris J. Bertsimas
Since                                                            4/03
Years in industry                                                  10

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03           B: 4/24/03     C: 4/24/03       Y: 4/24/03

Ticker symbols
A: --                B: --          C: --            Y: --

Total net assets                                         $8.6 million

Number of holdings                                                201

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
          X                LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 21.8%
Financials 14.2%
Consumer discretionary 13.6%
Technology 10.9%
Short-term securities 10.5%
Telecommunications 6.7%
Utilities 6.0%
Consumer staples 5.9%
Industrials 5.9%
Energy 3.8%
Materials 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Merck & Co (Health care products)              5.1%
Amgen (Health care products)                   4.7
Bank of America (Banks and savings & loans)    3.5
Comcast Cl A (Cable)                           3.0
eBay (Media)                                   2.4
Altria Group (Beverages & tobacco)             2.2
Intl Business Machines
(Computer software & services)                 1.9
Tyco Intl (Multi-industry)                     1.7
Oracle (Computer software & services)          1.7
Pfizer (Health care products)                  1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

Q: How did AXP Quantitative Large Cap Equity Fund perform for the initial fiscal period through July 31, 2003?

A: AXP Quantitative Large Cap Equity Fund's Class A shares (excluding sales charge) rose 8.80% from April 24, 2003 (when the Fund's shares became publicly available) to July 31, 2003. From May 1, 2003 through July 31, 2003, the Fund's benchmark, the S&P 500 Index gained 8.49%, while the Lipper Large-Cap Core Funds Index rose 7.55%.

Q:   How was the Fund's initial portfolio built?

A: The Fund uses a quantitative approach to construct its portfolio based on three sophisticated computer models developed by a team of research and mathematics Ph.D.s from the Massachusetts Institute of Technology. Starting with the universe of large-cap stocks in the S&P 500 Index, all three models rank each stock, creating three different sets of recommendations. The Fund then sums up the rankings from the models to create its portfolio of both value and growth stocks, giving more or less emphasis to the three model outputs based on current market conditions. The Fund does not make specific sector or industry bets based on economic or market conditions. Rather the sector and industry weightings are a result of the stocks that are selected by the quantitative models. The Fund's risk control measures ensure that no one sector or industry becomes too large within the portfolio.

                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003
10%
         (bar 1)                    (bar 2)
8%       +8.80%                     +8.49%                  (bar 3)
                                                             +7.55%
6%

4%

2%

0%

(bar 1) AXP Quantitative Large Cap Equity Fund Class A (excluding sales charge) (bar 2) S&P 500 Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> During the period, the Fund had a slight bias toward value stocks in its holdings, which could change over time as the model weightings change.(end callout quote)

     During the period, the Fund had a slight bias toward value stocks in its holdings, which could change over time as the model weightings change. In addition to the model outputs, risk controls are applied to the Fund's construction. These include a 6% limit on individual stock positions within the portfolio, a 5% over/under-weight limit on sector and industry variances relative to the benchmark and constraints for holding securities with potential market liquidity issues. Going forward, we plan to rebalance the Fund holdings at least once a month, more often if cash flows or unpredictable market conditions dictate.

TOTAL RETURNS

as of July 31, 2003

                              Class A                 Class B                   Class C                Class Y
(Inception dates)            (4/24/03)                (4/24/03)                (4/24/03)              (4/24/03)
                        NAV(1)      POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
Since inception*        +8.80%      +2.54%     +8.60%      +3.60%       +8.60%       +7.60%        +9.00%     +9.00%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q. What factors affected the Fund for the initial fiscal period through July 31, 2003?

A: During the period, the Fund's largest holdings included pharmaceutical company Merck, financial services company Bank of America, biotechnology company Amgen, cable provider Comcast and tobacco/food company Altria Group. The Fund's industry overweightings versus the S&P 500 Index included drug, telecommunication, electric utility and broadcasting companies, while industries such as department stores, electronics and semiconductors, and financials were underweighted. The best performing stocks for the Fund during the period were Computer Associates, a computer software company; PG&E, an electricity and natural gas distributor; and Boston Scientific, a medical device company.

Q: How will you manage AXP Quantitative Large Cap Equity Fund in the coming months?

A: In the months ahead we will continue to follow our three quantitative models and adapt our weightings as market conditions change. We will maintain strong risk controls in terms of individual stock positions as well as sector/industry exposures in place and the current modest level of turnover. We believe that following a consistent strategy will allow the Fund to provide steady results over time.

--------------------------------------------------------------------------------
6   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Quantitative Large Cap Equity Fund
July 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                        Shares                  Value(a)

Aerospace & defense (1.9%)
Boeing                                        1,777                   $58,854
General Dynamics                                245                    19,438
Goodrich                                        806                    18,538
Honeywell Intl                                  890                    25,169
Northrop Grumman                                149                    13,744
Rockwell Automation                             850                    21,964
Rockwell Collins                                322                     8,382
Total                                                                 166,089

Automotive & related (2.1%)
Delphi                                        2,969                    24,940
General Motors                                3,362                   125,839
PACCAR                                          433                    33,428
Total                                                                 184,207

Banks and savings & loans (7.3%)
AmSouth Bancorporation                          464                    10,055
Bank of America                               3,992                   329,618
Charter One Financial                           401                    13,041
First Tennessee Natl                            649                    27,842
FleetBoston Financial                           628                    19,525
KeyCorp                                         705                    18,972
Natl City                                       584                    19,243
North Fork Bancorporation                       268                     9,393
Regions Financial                               206                     7,437
SouthTrust                                      248                     7,108
Wachovia                                      2,239                    97,822
Washington Mutual                             1,790                    70,669
Total                                                                 630,725

Beverages & tobacco (3.7%)
Altria Group                                  5,149                   206,011
Brown-Forman Cl B                               102                     7,946
Coca-Cola                                       996                    44,790
Coca-Cola Enterprises                         1,269                    21,636
Fortune Brands                                  244                    13,569
PepsiCo                                         212                     9,767
RJ Reynolds Tobacco Holdings                    442                    15,700
Total                                                                 319,419

Broker dealers (0.4%)
Bear Stearns Companies                          237                    15,879
Lehman Brothers Holdings                        267                    16,893
Total                                                                  32,772

Cable (3.3%)
Comcast Cl A                                  9,436(b)                286,100

Cellular telecommunications (2.1%)
AT&T Wireless Services                        9,140(b)                 77,964
Nextel Communications Cl A                    5,446(b)                 99,444
Total                                                                 177,408

Chemicals (0.1%)
Sigma-Aldrich                                   162                     9,229
Computer hardware (0.8%)
EMC                                             712(b)                  7,576
Lexmark Intl Cl A                               372(b)                 23,871
Network Appliance                             1,534(b)                 24,514
NVIDIA                                          762(b)                 14,569
Total                                                                  70,530

Computer software & services (8.7%)
Adobe Systems                                   894                    29,216
BMC Software                                    501(b)                  7,064
Citrix Systems                                4,859(b)                 88,191
Computer Associates Intl                      1,814                    46,166
Comverse Technology                           1,037(b)                 15,296
Deluxe                                        1,011                    44,888
Electronic Arts                                 394(b)                 33,096
Electronic Data Systems                       2,856                    63,603
Intl Business Machines                        2,250                   182,814
Intuit                                          499(b)                 21,467
Oracle                                       13,238(b)                158,856
QLogic                                          255(b)                 10,748
Siebel Systems                                1,338(b)                 12,550
VERITAS Software                              1,129(b)                 34,773
Total                                                                 748,728

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Electronics (2.6%)
Altera                                        1,500(b)                $28,860
American Power Conversion                       722(b)                 12,584
Analog Devices                                  996(b)                 37,798
KLA-Tencor                                      519(b)                 26,806
Linear Technology                               851                    31,385
PMC-Sierra                                      664(b)                  8,141
Xerox                                         3,847(b)                 41,548
Xilinx                                        1,259(b)                 33,087
Total                                                                 220,209

Energy (3.9%)
Amerada Hess                                    777                    36,496
Anadarko Petroleum                              286                    12,527
Apache                                          671                    41,575
Ashland                                         419                    13,739
Burlington Resources                          1,016                    46,909
ConocoPhillips                                  488                    25,542
Devon Energy                                    841                    39,838
Kerr-McGee                                      257                    11,308
Marathon Oil                                  1,580                    40,669
Occidental Petroleum                          1,907                    62,340
Sunoco                                          189                     6,993
Total                                                                 337,936

Energy equipment & services (0.3%)
BJ Services                                     408(b)                 13,974
Nabors Inds                                     384(b,c)               13,747
Total                                                                  27,721

Finance companies (0.5%)
MGIC Investment                                 714                    39,627

Financial services (3.0%)
Capital One Financial                           248                    11,882
Countrywide Financial                           574                    38,349
Fannie Mae                                      704                    45,084
Freddie Mac                                     431                    21,054
Janus Capital Group                           1,296                    22,680
Moody's                                         341                    17,637
Providian Financial                           2,457(b)                 23,710
SLM                                           1,959                    81,220
Total                                                                 261,616

Food (0.9%)
General Mills                                   215                     9,862
Sara Lee                                      1,775                    33,175
Sysco                                         1,265                    38,114
Total                                                                  81,151

Furniture & appliances (0.2%)
Black & Decker                                  212                     8,662
Whirlpool                                       190                    12,309
Total                                                                  20,971

Health care products (21.3%)
Abbott Laboratories                           1,128                    44,274
Amgen                                         6,448(b)                448,652
Biomet                                          917                    27,152
Boston Scientific                             1,681(b)                106,290
Bristol-Myers Squibb                          3,023                    79,203
Chiron                                          356(b)                 16,234
Forest Laboratories                           1,275(b)                 61,047
Genzyme-General Division                      1,227(b)                 61,890
Guidant                                       1,250                    59,025
MedImmune                                     1,274(b)                 49,928
Medtronic                                     1,376                    70,864
Merck & Co                                    8,873                   490,498
PerkinElmer                                     908                    13,493
Pfizer                                        4,699                   156,759
Schering-Plough                               1,348                    22,889
St. Jude Medical                                807(b)                 43,296
Stryker                                         697                    53,334
Waters                                          330(b)                 10,464
Watson Pharmaceuticals                          344(b)                 13,739
Total                                                               1,829,031

Health care services (2.9%)
Aetna                                           223                    13,741
AmerisourceBergen                               141                     8,896
Cardinal Health                                 272                    14,892
HCA                                           1,350                    47,588
Manor Care                                      216                     6,156
Tenet Healthcare                              2,603(b)                 35,869
UnitedHealth Group                            1,706                    88,866
WellPoint Health Networks                       413(b)                 34,547
Total                                                                 250,555

Home building (1.2%)
Centex                                          669                    48,550
KB HOME                                         456                    25,814
Pulte Homes                                     434                    26,526
Total                                                                 100,890

Household products (1.1%)
Avon Products                                   145                     9,047
Colgate-Palmolive                             1,034                    56,456
Kimberly-Clark                                  621                    30,056
Total                                                                  95,559

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Industrial transportation (0.1%)
Burlington Northern Santa Fe                    305                    $8,406

Insurance (4.1%)
AFLAC                                           838                    26,883
Allstate                                      1,153                    43,849
Aon                                             851                    20,467
CIGNA                                           650                    30,407
Jefferson-Pilot                                 353                    15,532
John Hancock Financial Services                 221                     7,216
Lincoln Natl                                    430                    16,056
Loews                                         1,332                    61,271
MBIA                                            156                     7,897
MetLife                                       1,970                    54,608
Progressive                                     353                    23,277
SAFECO                                          392                    14,594
Torchmark                                       178                     7,234
UnumProvident                                 1,429                    19,406
Total                                                                 348,697

Leisure time & entertainment (0.1%)
Viacom Cl B                                     271(b)                 11,794

Lodging & gaming (0.3%)
Intl Game Technology                            993                    25,272

Machinery (0.1%)
Thermo Electron                                 334(b)                  7,432

Media (4.9%)
Cendant                                       2,778(b)                 49,865
eBay                                          2,169(b)                232,517
Gannett                                         563                    43,255
New York Times Cl A                             339                    15,119
Yahoo!                                        2,698(b)                 83,989
Total                                                                 424,745

Metals (0.2%)
Freeport McMoRan Cooper
  & Gold Cl B                                   440                    11,788
Phelps Dodge                                    121(b)                  5,105
Total                                                                  16,893

Multi-industry (4.5%)
3M                                              111                    15,562
Apollo Group Cl A                               688(b)                 44,555
Eastman Kodak                                 1,326                    36,637
General Electric                              4,401                   125,165
Tyco Intl                                     8,640(c)                160,704
Total                                                                 382,623

Paper & packaging (0.2%)
Sealed Air                                      368(b)                 17,565

Precious metals (0.3%)
Newmont Mining                                  650                    23,465

Real estate investment trust (0.4%)
Equity Office Properties Trust                  558                    15,478
Simon Property Group                            311                    13,171
Starwood Hotels & Resorts  Worldwide            236                     7,694
Total                                                                  36,343

Restaurants (0.2%)
Starbucks                                       689(b)                 18,830

Retail -- general (2.5%)
Best Buy                                      1,202(b)                 52,467
Federated Dept Stores                           461                    18,445
Home Depot                                    1,408                    43,930
Penney (JC)                                     443                     8,231
Sears, Roebuck & Co                           1,912                    77,818
Toys "R" Us                                     888(b)                  9,901
Total                                                                 210,792

Retail -- grocery (0.7%)
Kroger                                        1,164(b)                 19,730
Safeway                                       1,672(b)                 35,697
SUPERVALU                                       268                     6,311
Total                                                                  61,738

Telecom equipment & services (1.8%)
ADC Telecom                                   3,618(b)                  7,887
JDS Uniphase                                  7,207(b)                 21,693
Lucent Technologies                           3,753(b)                  6,605
QUALCOMM                                      2,540                    95,149
Scientific-Atlanta                              342                    10,359
Tellabs                                       1,403(b)                  9,442
Total                                                                 151,135

Textiles & apparel (0.2%)
Nike Cl B                                       266                    13,763

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Utilities -- electric (6.0%)
American Electric Power                         563                   $15,798
CenterPoint Energy                            8,317                    67,118
Constellation Energy Group                      646                    21,576
DTE Energy                                      290                    10,356
Duke Energy                                     909                    15,953
Edison Intl                                   2,837(b)                 46,555
Exelon                                          647                    37,183
FirstEnergy                                     186                     6,415
FPL Group                                       271                    16,713
PG&E                                          4,709(b)                101,008
Pinnacle West Capital                           231                     7,928
PPL                                             357                    14,134
Public Service Enterprise Group                 655                    26,691
Southern Co                                   1,617                    45,987
TECO Energy                                   1,305                    16,182
TXU                                           1,203                    24,265
Xcel Energy                                   3,142                    45,496
Total                                                                 519,358

Utilities -- natural gas (0.6%)
Kinder Morgan                                   497                    26,589
Sempra Energy                                   784                    21,819
Total                                                                  48,408

Utilities -- telephone (3.6%)
ALLTEL                                          546                    25,547
AT&T                                          4,727                   100,495
BellSouth                                     1,568                    39,937
Citizens Communications                       1,596(b)                 18,913
Qwest Communications Intl                     2,535(b)                 10,115
SBC Communications                            1,611                    37,633
Sprint (FON Group)                            5,399                    76,234
Total                                                                 308,874

Total common stocks
(Cost: $8,158,141)                                                 $8,526,606

Short-term securities (11.6%)

Issuer                    Annualized         Amount                  Value(a)
                         yield on date     payable at
                          of purchase       maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nts
   08-15-03                  0.98%         $500,000                  $499,796
   10-15-03                  1.06           500,000                   498,886

Total short-term securities
(Cost: $998,711)                                                     $998,682

Total investments in securities
(Cost: $9,156,852)(d)                                              $9,525,288

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2003, the value of foreign securities represented 2.0% of net assets.

(d) At July 31, 2003, the cost of securities for federal income tax purposes was $9,157,434 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 497,311
     Unrealized depreciation                                         (129,457)
                                                                     --------
     Net unrealized appreciation                                    $ 367,854
                                                                    ---------

--------------------------------------------------------------------------------
10   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Quantitative Large Cap Equity Fund

July 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $9,156,852)                                                                          $9,525,288
Capital shares receivable                                                                                    14,180
Dividends and accrued interest receivable                                                                     9,387
Receivable for investment securities sold                                                                   439,141
                                                                                                            -------
Total assets                                                                                              9,987,996
                                                                                                          ---------
Liabilities
Disbursements in excess of cash on demand deposit                                                             8,144
Payable for investment securities purchased                                                               1,342,456
Accrued investment management services fee                                                                      141
Accrued distribution fee                                                                                         80
Accrued transfer agency fee                                                                                      23
Accrued administrative services fee                                                                              12
Other accrued expenses                                                                                       54,452
                                                                                                             ------
Total liabilities                                                                                         1,405,308
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                       $8,582,688
                                                                                                         ==========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $   15,785
Additional paid-in capital                                                                                8,077,538
Undistributed net investment income                                                                          15,388
Accumulated net realized gain (loss)                                                                        105,541
Unrealized appreciation (depreciation) on investments                                                       368,436
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                 $8,582,688
                                                                                                         ==========
Net assets applicable to outstanding shares:                Class A                                      $7,539,431
                                                            Class B                                      $  961,510
                                                            Class C                                      $   60,870
                                                            Class Y                                      $   20,877
Net asset value per share of outstanding capital stock:     Class A shares     1,386,347                 $     5.44
                                                            Class B shares       177,153                 $     5.43
                                                            Class C shares        11,214                 $     5.43
                                                            Class Y shares         3,834                 $     5.45
                                                                                   -----                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Quantitative Large Cap Equity Fund

For the period from April 24, 2003* to July 31, 2003
Investment income
Income:
Dividends                                                                               $  36,655
Interest                                                                                    1,302
                                                                                            -----
Total income                                                                               37,957
                                                                                           ------
Expenses (Note 2):
Investment management services fee                                                         11,265
Distribution fee
   Class A                                                                                  4,331
   Class B                                                                                  1,458
   Class C                                                                                     84
Transfer agency fee                                                                         1,114
Incremental transfer agency fee
   Class A                                                                                     86
   Class B                                                                                     52
   Class C                                                                                      5
Service fee -- Class Y                                                                          4
Administrative services fees and expenses                                                     939
Custodian fees                                                                             19,600
Printing and postage                                                                       10,000
Registration fees                                                                          76,460
Audit fees                                                                                 15,500
Other                                                                                       2,986
                                                                                            -----
Total expenses                                                                            143,884
   Expenses waived/reimbursed by AEFC (Note 2)                                           (119,460)
                                                                                         --------
                                                                                           24,424
   Earnings credits on cash balances (Note 2)                                                (491)
                                                                                             ----
Total net expenses                                                                         23,933
                                                                                           ------
Investment income (loss) -- net                                                            14,024
                                                                                           ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          88,880
   Futures contracts                                                                       16,525
                                                                                           ------
Net realized gain (loss) on investments                                                   105,405
Net change in unrealized appreciation (depreciation) on investments                       368,601
                                                                                          -------
Net gain (loss) on investments                                                            474,006
                                                                                          -------
Net increase (decrease) in net assets resulting from operations                         $ 488,030
                                                                                        =========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Statement of changes in net assets
AXP Quantitative Large Cap Equity Fund

For the period from April 24, 2003* to July 31, 2003
Operations
Investment income (loss) -- net                                                        $   14,024
Net realized gain (loss) on investments                                                   105,405
Net change in unrealized appreciation (depreciation) on investments                       368,601
                                                                                          -------
Net increase (decrease) in net assets resulting from operations                           488,030
                                                                                          -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              2,122,213
   Class B shares                                                                         985,940
   Class C shares                                                                          49,247
   Class Y shares                                                                          10,000
Payments for redemptions
   Class A shares                                                                         (18,491)
   Class B shares (Note 2)                                                                (53,851)
                                                                                          -------
Increase (decrease) in net assets from capital share transactions                       3,095,058
                                                                                        ---------
Total increase (decrease) in net assets                                                 3,583,088
Net assets at beginning of period (Note 1)                                              4,999,600**
                                                                                        ---------
Net assets at end of period                                                            $8,582,688
                                                                                       ==========
Undistributed net investment income                                                    $   15,388
                                                                                       ----------

 *   When shares became publicly available.

** Initial capital of $5,000,000 was contributed on April 17, 2003. The Fund had a decrease in net assets resulting from operations of $400 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Quantitative Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. On April 17, 2003, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund which represented 994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of July 31, 2003, AEFC owned approximately 63% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
15   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
16   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,599 and accumulated net realized gain has been increased by $136 resulting in a net reclassification adjustment to decrease paid-in capital by $1,735.

For the period from April 24, 2003* to July 31, 2003

Class A
Distributions paid from:
      Ordinary income                                     $--
      Long-term capital gain                               --
Class B
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class C
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class Y
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --

* When shares became publicly available.

As of July 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                        $111,460
Accumulated long-term gain (loss)                    $ 10,051
Unrealized appreciation (depreciation)               $367,854
Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Nov. 1, 2003 and will cover the six-month period beginning May 1, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $15,207 for Class A for the period ended July 31, 2003.

--------------------------------------------------------------------------------
18   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

For the period ended July 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.22% for Class A, 2.01% for Class B, 2.01% for Class C and 1.01% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C and 1.06% for Class Y of the Fund's average daily net assets.

During the period ended July 31, 2003, the Fund's custodian and transfer agency fees were reduced by $491 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,197,653 and $1,128,346 respectively, for the period ended July 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from April 24, 2003* to July 31, 2003 are as follows:

                                             Class A     Class B    Class C     Class Y
Sold                                        395,711     184,979     9,214       1,834
Issued for reinvested distributions              --          --        --          --
Redeemed                                     (3,364)     (9,826)       --          --
                                            -------     -------     -----       -----
Net increase (decrease)                     392,347     175,153     9,214       1,834
                                            -------     -------     -----       -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended July 31, 2003.

--------------------------------------------------------------------------------
19   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                         2003(b)
Net asset value, beginning of period                                $5.00
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                     .43
Total from investment operations                                      .44
Net asset value, end of period                                      $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                $8
Ratio of expenses to average daily net assets(c),(e)                1.22%(d)
Ratio of net investment income (loss) to average daily net assets    .81%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(i)                                                     8.80%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                         2003(b)
Net asset value, beginning of period                                $5.00
Income from investment operations:
Net gains (losses) (both realized and unrealized)                     .43
Net asset value, end of period                                      $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                $1
Ratio of expenses to average daily net assets(c),(f)                2.01%(d)
Ratio of net investment income (loss) to average daily net assets   (.08%)(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(i)                                                     8.60%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                         2003(b)
Net asset value, beginning of period                                $5.00
Income from investment operations:
Net gains (losses) (both realized and unrealized)                     .43
Net asset value, end of period                                      $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(g)                2.01%(d)
Ratio of net investment income (loss) to average daily net assets   (.05%)(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(i)                                                     8.60%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                         2003(b)
Net asset value, beginning of period                                $5.00
Income from investment operations:
Net investment income (loss)                                          .01
Net gains (losses) (both realized and unrealized)                     .44
Total from investment operations                                      .45
Net asset value, end of period                                      $5.45

Ratios/supplemental data
Net assets, end of period (in millions)                               $--
Ratio of expenses to average daily net assets(c),(h)                1.01%(d)
Ratio of net investment income (loss) to average daily net assets    .90%(d)
Portfolio turnover rate (excluding short-term securities)             17%
Total return(i)                                                     9.00%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 7.39% for the period ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 8.18% for the period ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 8.20% for the period ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 7.20% for the period ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
22   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Quantitative Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the period from April 24, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Quantitative Large Cap Equity Fund as of July 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
23   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past      Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 68                                                Minnesota
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor      Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and          Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998              (construction
Age 65                                                                                      materials/chemicals)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and        Cargill, Incorporated
30 Seventh Street East             since 2001         Chief Executive Officer, Minnesota    (commodity merchants and
Suite 3050                                            Mining and Manufacturing (3M)         processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 69                                                                                      Materials Company (construction
                                                                                            materials/ chemicals), Milliken
                                                                                            & Company (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Heinz F. Hutter*                   Board member       Retired President and Chief
901 S. Marquette Ave.              since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Age 74                                                and processors)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**            Board member       Retired President and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         Economics, Carleton College           (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 64
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Alan G. Quasha                     Board member       President, Quadrant Management,       Compagnie Financiere Richemont
901 S. Marquette Ave.              since 2002         Inc. (management of private           AG (luxury goods), Harken
Minneapolis, MN 55402                                 equities)                             Energy Corporation (oil and gas
Age 53                                                                                      exploration) and SIRIT Inc.
                                                                                            (radio frequency identification
                                                                                            technology)
---------------------------------- ------------------ ------------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
24   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alan K. Simpson                   Board member        Former three-term United States       Biogen, Inc.
1201 Sunshine Ave.                since 1997          Senator for Wyoming                   (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alison Taunton-Rigby              Board member        President, Forester Biotech since
901 S. Marquette Ave.             since 2002          2000. Former President and CEO,
Minneapolis, MN 55402                                 Aquila Biopharmaceuticals, Inc.
Age 59
--------------------------------- ------------------- ------------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Barbara H. Fraser                 Board member        Executive Vice President -  AEFA
1546 AXP Financial Center         since 2002          Products and Corporate Marketing of
Minneapolis, MN 55474                                 AEFC since 2002. President -
Age 53                                                Travelers Check Group, American
                                                      Express Company,  2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global,  1999-2000. Chairman and
                                                      CEO, Citicorp Investment Services
                                                      and Citigroup Insurance Group,
                                                      U.S., 1998-1999
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Stephen W. Roszell                Board member        Senior Vice President -
50238 AXP Financial Center        since 2002, Vice    Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- ------------------- ------------------------------------- ---------------------------------
William F. Truscott               Board member        Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice   Investment Officer of AEFC since
Minneapolis, MN 55474             President  since    2001. Former Chief Investment
Age 42                            2002                Officer and Managing Director,
                                                      Zurich Scudder Investments
--------------------------------- ------------------- ------------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
25   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Jeffrey P. Fox                    Treasurer since     Vice President - Investment
50005 AXP Financial Center        2002                Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                                 President - Finance, American
Age 48                                                Express Company, 2000-2002;  Vice
                                                      President - Corporate Controller,
                                                      AEFC, 1996-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Paula R. Meyer                    President since     Senior Vice President and General
596 AXP Financial Center          2002                Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                 2002; Vice President and Managing
Age 49                                                Director - American Express Funds,
                                                      AEFC, 2000-2002; Vice President,
                                                      AEFC,  1998-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Leslie L. Ogg                     Vice President,     President of Board Services
901 S. Marquette Ave.             General Counsel,    Corporation
Minneapolis, MN 55402             and Secretary
Age 64                            since 1978
--------------------------------- ------------------- ------------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
26   --   AXP QUANTITATIVE LARGE CAP EQUITY FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express
Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
     Research
        Opportunities
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2003

AXP Research Opportunities Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            7

Investments in Securities                   8

Financial Statements (Portfolio)           11

Notes to Financial Statements (Portfolio)  13

Independent Auditors' Report (Portfolio)   17

Financial Statements (Fund)                18

Notes to Financial Statements (Fund)       21

Independent Auditors' Report (Fund)        28

Board Members and Officers                 29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Fund Snapshot
         AS OF JULY 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                              Joan Kampmeyer, CFA
Since                                                         1/02
Years in industry                                               17

Portfolio manager                                Tom Mahowald, CFA
Since                                                         6/02
Years in industry                                               13

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 8/19/96        B: 8/19/96        C: 6/26/00       Y: 8/19/96

Ticker symbols
A: IRDAX          B: IROBX          C: --            Y: --

Total net assets                                    $240.7 million

Number of holdings                                             107

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND     GROWTH
           X               LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION
Percentage of portfolio assets

(pie chart)

Financials 20.7%
Technology 17.6%
Health care 13.7%
Consumer discretionary 13.5%
Industrials 10.7%
Consumer staples 8.1%
Energy 5.3%
Telecommunications 3.7%
Short-term securities 2.6%
Utilities 2.4%
Materials 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)            4.5%
General Electric (Multi-industry)                   3.8
Citigroup (Finance companies)                       3.5
Pfizer (Health care)                                3.1
Wal-Mart Stores (Retail-general)                    2.9
Bank of America (Banks and savings & loans)         2.5
Wells Fargo (Banks and savings & loans)             2.4
Intel (Electronics)                                 2.1
Amgen (Health care products)                        1.8
Altria Group (Beverages & tobacco)                  1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Research Opportunities Fund perform in fiscal year 2003?

A: AXP Research Opportunities Fund's Class A shares, excluding sales charge, gained 6.41% for the 12 months ended July 31, 2003. In comparison, the S&P 500 Index increased 10.64% while the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, rose 8.63% over the same period.

Q: What factors most significantly affected Fund performance during the annual period?

A: After several difficult years for the U.S. equity markets, we are pleased to report a positive return. However, the Fund did not achieve its goal this past year largely due to stock selection. The Fund held relatively conservative stocks that did not rally as much as more aggressive, high-risk stocks amid an equity rebound that began last fall. In addition, the Fund emphasized large-capitalization stocks in an environment in which small- and medium-capitalization stocks performed better. The Fund's holdings in banks, telecom services and equipment, and computer-related stocks also hurt performance. Several stocks that were especially weak included TXU Corp., Tenet Healthcare and Baxter International.

     We did have a number of successes. Selected retailing, pharmaceutical and electric utility stocks boosted performance. In terms of specific stocks, medical device maker Boston Scientific rose on strong anticipated demand for the company's drug-coated stents. After a two-year slump in demand, KLA-Tencor, a semiconductor equipment company, benefited from increased orders. Also, eBay was up dramatically on stellar earnings and market share gains in the online auction market.

(bar chart)

                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003
12%                                 (bar 2)
                                     +10.64%
10%                                                         (bar 3)
                                                             +8.63%
 8%
         (bar 1)
 6%      +6.41%

 4%

 2%

 0%

(bar 1) AXP Research Opportunities Fund Class A (excluding sales charge) (bar 2) S&P 500 Index (unmanaged)
(bar 3)  Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund held relatively conservative stocks that did not rally as much as more aggressive high risk stocks. (end callout quote)

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Most of the changes that occur in the Fund are the result of adjustments in how stocks are rated by our in-house research analysts. We eliminated foreign-based holdings, consistent with the changes in the S&P 500 Index. This effectively trimmed the Fund's energy position. We initiated positions in several health care stocks, including medical device makers and health maintenance organizations, based on improving fundamentals. We purchased media stocks to gain exposure to a recovering advertising market. We added personal computer hardware and storage stocks, as technology demand showed signs of improvement.

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2003

                             Class A                   Class B                   Class C                 Class Y
(Inception dates)           (8/19/96)                 (8/19/96)                 (6/26/00)               (8/19/96)
                        NAV(1)     POP(2)      NAV(1)   After CDSC(3)      NAV(1)   After CDSC(4)     NAV(5)  POP(5)
1 year                   +6.41%     +0.29%     +5.69%       +1.69%         +5.96%       +5.96%        +6.87%  +6.87%
5 years                  -3.89%     -5.02%     -4.63%       -4.76%          N/A          N/A          -3.70%  -3.70%
Since inception          +3.24%     +2.37%     +2.46%       +2.46%        -14.61%      -14.61%        +3.44%  +3.44%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers

     During the second half of the fiscal year, we reduced the number of Fund holdings in order to increase the Fund's exposure to selected stocks. We also added a small number of non-S&P 500 Index stocks that were among our research analysts' favorite ideas. Finally, we shifted a portion of Fund assets within our biggest large-capitalization holdings to several small-capitalization stocks in an effort to take advantage of anticipated strong performance in those names. For the 12 months ended July 31, 2003, we reduced the Fund's portfolio turnover to levels significantly below last year's.

     At the end of the fiscal year, the Fund had 107 holdings representing a broad cross section of growth and value stocks. The Fund had meaningful exposure to health care products and services companies and industrial conglomerates. By contrast, the Fund had limited exposure to pharmaceutical stocks due to political risks and had no exposure to telecommunications equipment and chemical stocks.

Q:   How do you intend to manage the Fund in the coming months?

A: We are optimistic about the U.S. equity market because there are definite signs of an economic upturn. Corporate earnings have in turn been improving. Interest rates are low. There has been a huge amount of fiscal and monetary stimulus pumped into the economy. Mergers and acquisition activity has revived. Equity valuations, while not at historic lows as measured by price-to-earnings ratios, are currently more attractive than in recent years. Of course, risk always exists. Investors will likely be paying close attention to employment trends, commodity prices, geopolitical events, currencies and inflation in the coming months.

     Our focus will remain on seeking long-term growth of capital. We intend to continue to position the Fund in stocks that we believe offer the best potential over the long term while maintaining sector weights similar to the S&P 500 Index. As we emphasize individual stock selection, our research analysts carefully seek solid companies that are innovators and industry leaders with stable to improving fundamentals, strong management teams, superior growth potential and attractive stock valuations.

--------------------------------------------------------------------------------
6   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Research Opportunities Fund Class A shares (from 9/1/96 to 7/31/03) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                       IN AXP RESEARCH OPPORTUNITIES FUND
$26,000

$19,500
           (dotted line) S&P 500 Index(1)
$13,000    (dashed line) Lipper Large-Cap Core Funds Index(2)
           (solid line) AXP Research Opportunities Fund Class A
 $6,500

          9/1/96    7/97    7/98    7/99    7/00    7/01    7/02    7/03

(solid line) AXP Large Cap Equity Fund Class A $11,764
(dotted line) S&P 500 Index(1) $16,850
(dashed line) Lipper Large-Cap Core Funds Index(2) $15,621

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of July 31, 2003
1 year                                                                +0.29%
5 years                                                               -5.02%
Since inception (8/19/96)                                             +2.37%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Investments in Securities

Aggressive Growth Portfolio
July 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                      Shares             Value(a)

Aerospace & defense (2.3%)
Lockheed Martin                            50,100            $2,622,234
Northrop Grumman                           18,500             1,706,440
United Technologies                        14,700             1,105,881
Total                                                         5,434,555

Automotive & related (0.6%)
Johnson Controls                           14,500             1,400,845

Banks and savings & loans (7.8%)
Bank of America                            71,800             5,928,526
KeyCorp                                    47,300             1,272,843
TCF Financial                              36,100             1,647,965
U.S. Bancorp                              174,300             4,273,836
Wells Fargo                               112,500             5,684,625
Total                                                        18,807,795

Beverages & tobacco (3.4%)
Altria Group                              106,900             4,277,069
PepsiCo                                    85,800             3,952,806
Total                                                         8,229,875

Broker dealers (1.3%)
Merrill Lynch                              36,100             1,962,757
Morgan Stanley                             25,900             1,228,696
Total                                                         3,191,453

Cable (0.4%)
Comcast CL A                               29,600(b)            897,472

Cellular telecommunications (0.7%)
Vodafone Group ADR                         89,600(c)          1,700,608

Computer hardware (2.8%)
Dell Computer                              88,500(b)          2,980,680
EMC                                        57,000(b)            606,480
Hewlett-Packard                           151,400             3,205,138
Total                                                         6,792,298

Computer software & services (9.4%)
Adobe Systems                              37,500             1,225,500
Autodesk                                  110,100             1,647,096
Electronic Arts                            33,600(b,e)        2,822,400
Fiserv                                     38,200(b)          1,491,328
Intl Business Machines                     43,700             3,550,625
Microsoft                                 405,000            10,692,000
SunGard Data Systems                       47,900(b)          1,256,896
Total                                                        22,685,845

Electronics (5.3%)
Applied Materials                          46,500(b)            906,750
Flextronics Intl                          113,200(b,c)        1,245,200
Intel                                     200,300             4,997,485
Jabil Circuit                              53,500(b)          1,233,175
KLA-Tencor                                 22,900(b)          1,182,785
Linear Technology                          24,400(e)            899,872
Maxim Integrated Products                  17,500               683,900
Novellus Systems                           41,700(b)          1,493,277
Total                                                        12,642,444

Energy (3.6%)
Apache                                     23,325             1,445,217
BP ADR                                    102,500(c)          4,258,875
ChevronTexaco                              41,900             3,021,409
Total                                                         8,725,501

Energy equipment & services (1.6%)
Nabors Inds                                37,400(b,c)        1,338,920
Schlumberger                               28,700             1,293,509
Weatherford Intl                           33,800(b)          1,225,926
Total                                                         3,858,355

Finance companies (3.4%)
Citigroup                                 185,100             8,292,480

Financial services (2.8%)
Capital One Financial                      41,000             1,964,310
Fannie Mae                                 33,800             2,164,552
MBNA                                      115,850             2,582,297
Total                                                         6,711,159

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Issuer                                      Shares             Value(a)

Food (1.3%)
Dean Foods                                 39,900(b)         $1,194,207
Kellogg                                    53,200             1,826,356
Total                                                         3,020,563

Health care products (9.7%)
Amgen                                      62,100(b)          4,320,918
Baxter Intl                                71,900             1,985,159
Boston Scientific                          35,700(b)          2,257,311
Johnson & Johnson                          63,400             3,283,486
Medtronic                                  46,500             2,394,750
Pfizer                                    220,000             7,339,199
St. Jude Medical                           31,500(b)          1,689,975
Total                                                        23,270,798

Health care services (4.0%)
Aetna                                      29,500             1,817,790
Anthem                                     23,000(b)          1,736,730
Cardinal Health                            28,500             1,560,375
Patterson Dental                           27,100(b)          1,449,850
UnitedHealth Group                         45,800             2,385,722
WellPoint Health Networks                   8,600(b)            719,390
Total                                                         9,669,857

Household products (2.7%)
Colgate-Palmolive                          22,100             1,206,660
Kimberly-Clark                             46,900             2,269,960
Procter & Gamble                           35,300             3,101,811
Total                                                         6,578,431

Industrial transportation (0.3%)
Union Pacific                               9,900               603,306

Insurance (5.2%)
AFLAC                                      79,100             2,537,528
Aon                                        47,900             1,151,995
Lincoln Natl                               34,100             1,273,294
Marsh & McLennan                           14,200               704,604
Montpelier Re Holdings                     40,600(b,c)        1,306,914
Principal Financial Group                  36,500             1,189,900
St. Paul Companies                         38,300             1,347,011
UnumProvident                             108,400             1,472,072
XL Capital Cl A                            18,700(c)          1,486,650
Total                                                        12,469,968

Leisure time & entertainment (1.7%)
Viacom Cl B                                93,100(b)          4,051,712

Machinery (2.0%)
Caterpillar                                43,700             2,948,439
Illinois Tool Works                        27,800             1,936,270
Total                                                         4,884,709

Media (3.8%)
Cendant                                   114,900(b)          2,062,455
Clear Channel Communications               58,100(b)          2,379,195
eBay                                        9,200(b)            986,240
Knight-Ridder                              36,000             2,470,680
Univision Communications Cl A              39,900(b)          1,244,880
Total                                                         9,143,450

Metals (1.3%)
Alcoa                                      92,700             2,574,279
Phelps Dodge                               14,300(b)            603,317
Total                                                         3,177,596

Multi-industry (6.1%)
3M                                         20,800             2,916,160
Danaher                                    19,700             1,422,340
General Electric                          316,000             8,987,040
Tyco Intl                                  75,500(c)          1,404,300
Total                                                        14,729,840

Paper & packaging (0.4%)
Intl Paper                                 22,000               860,640

Restaurants (1.0%)
Darden Restaurants                         77,700             1,453,767
Starbucks                                  38,600(b)          1,054,938
Total                                                         2,508,705

Retail -- general (6.0%)
Best Buy                                   39,950(b)          1,743,818
Family Dollar Stores                       17,300               648,923
Lowe's Companies                           65,800             3,129,448
Target                                     50,900             1,950,488
Wal-Mart Stores                           123,800             6,921,658
Total                                                        14,394,335

Retail -- grocery (0.6%)
SUPERVALU                                  65,800             1,549,590

Telecom equipment & services (1.1%)
Corning                                   140,500(b)          1,143,670
Nokia ADR                                 104,600(c)          1,600,380
Total                                                         2,744,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Issuer                                      Shares               Value(a)

Utilities -- electric (2.4%)
Dominion Resources                         44,400              $2,668,440
Exelon                                     35,100               2,017,197
Public Service Enterprise Group            28,200               1,149,150
Total                                                           5,834,787

Utilities -- telephone (1.9%)
BellSouth                                  31,900                 812,493
Verizon Communications                    106,700               3,719,562
Total                                                           4,532,055

Total common stocks
(Cost: $234,146,731)                                         $233,395,077

Short-term securities (2.6%)
Issuer             Annualized             Amount                 Value(a)
                  yield on date         payable at
                   of purchase           maturity

U.S. government agency (2.0%)
Federal Natl Mtge Assn Disc Nts
   09-30-03          1.04%             $1,800,000              $1,796,940
   10-01-03          0.97               1,000,000                 998,255
   10-15-03          1.00                 800,000                 798,283
   10-22-03          1.00                 500,000                 498,827
   10-29-03          1.06                 800,000                 797,963
Total                                                           4,890,268

Commercial paper (0.5%)
Barton Capital
   08-01-03          1.12               1,300,000(d)            1,299,960

Total short-term securities
(Cost: $6,190,343)                                             $6,190,228

Total investments in securities
(Cost: $240,337,074)(f)                                      $239,585,305

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2003, the value of foreign securities represented 6.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At July 31, 2003, securities valued at $1,796,800 were held to cover open call options written as follows (see Note 4 to the financial statements):

     Issuer             Contracts     Exercise    Expiration     Value(a)
                                        price        date
     Electronic Arts      170          $90.00     Sept. 2003      $29,750
     Linear Technology    100           40.00      Aug. 2003        2,000
                                                                  -------
     Total value                                                  $31,750
                                                                  -------

(f) At July 31, 2003, the cost of securities for federal income tax purposes was $241,649,455 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 15,970,753
     Unrealized depreciation                                  (18,034,903)
                                                              -----------
     Net unrealized depreciation                             $ (2,064,150)
                                                             ------------

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10   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Aggressive Growth Portfolio

July 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $240,337,074)                                                                      $239,585,305
Dividends and accrued interest receivable                                                                   216,950
Receivable for investment securities sold                                                                 3,306,688
                                                                                                          ---------
Total assets                                                                                            243,108,943
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            14,991
Payable for investment securities purchased                                                               2,166,574
Accrued investment management services fee                                                                    4,291
Other accrued expenses                                                                                       22,608
Options contracts written, at value (premiums received $25,579) (Note 4)                                     31,750
                                                                                                             ------
Total liabilities                                                                                         2,240,214
                                                                                                          ---------
Net assets                                                                                             $240,868,729
                                                                                                       ============

See accompanying notes to financial statements.

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11   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Statement of operations
Aggressive Growth Portfolio

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                              $  4,459,453
Interest                                                                                                    100,218
Fee income from securities lending (Note 3)                                                                     114
                                                                                                                ---
Total income                                                                                              4,559,785
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,484,028
Compensation of board members                                                                                 8,383
Custodian fees                                                                                               23,204
Audit fees                                                                                                   21,000
Other                                                                                                         7,032
                                                                                                              -----
Total expenses                                                                                            1,543,647
   Earnings credits on cash balances (Note 2)                                                                    (7)
                                                                                                                 --
Total net expenses                                                                                        1,543,640
                                                                                                          ---------
Investment income (loss) -- net                                                                           3,016,145
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (54,102,469)
   Options contracts written (Note 4)                                                                        14,289
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (54,088,180)
Net change in unrealized appreciation (depreciation) on investments                                      65,040,858
                                                                                                         ----------
Net gain (loss) on investments                                                                           10,952,678
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 13,968,823
                                                                                                       ============

Statements of changes in net assets
Aggressive Growth Portfolio

Year ended July 31,                                                                   2003                  2002
Operations
Investment income (loss) -- net                                                  $  3,016,145         $   3,496,349
Net realized gain (loss) on investments                                           (54,088,180)         (113,496,294)
Net change in unrealized appreciation (depreciation) on investments                65,040,858           (28,602,926)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    13,968,823          (138,602,871)
                                                                                   ----------          ------------
Proceeds from contributions                                                           280,192             4,397,176
Fair value of withdrawals                                                         (82,264,696)         (157,127,612)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     (81,984,504)         (152,730,436)
                                                                                  -----------          ------------
Total increase (decrease) in net assets                                           (68,015,681)         (291,333,307)
Net assets at beginning of year                                                   308,884,410           600,217,717
                                                                                  -----------           -----------
Net assets at end of year                                                        $240,868,729         $ 308,884,410
                                                                                 ============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

Aggressive Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
13   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
14   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Research Opportunities Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec.1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $181,188 for the year ended July 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2003, the Portfolio's custodian fees were reduced by $7 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
15   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $205,274,935 and $281,945,714, respectively, for the year ended July 31, 2003. For the same period, the portfolio turnover rate was 82%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $46,054 for the year ended July 31, 2003.

Income from securities lending amounted to $114 for the year ended July 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                    Year ended July 31, 2003
                                                            Calls
                                                   Contracts       Premiums
Balance July 31, 2002                                 --        $     --
Opened                                               764          88,434
Closed                                                --              --
Exercised                                           (264)        (48,566)
Expired                                             (230)        (14,289)
                                                    ----         -------
Balance July 31, 2003                                270        $ 25,579
                                                     ---        --------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
16   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Aggressive Growth Portfolio (a series of Growth Trust) as of July 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio as of July 31, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
17   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Research Opportunities Fund

July 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                      $ 240,807,347
Capital shares receivable                                                                                       933
                                                                                                                ---
Total assets                                                                                            240,808,280
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       31,155
Accrued distribution fee                                                                                      3,530
Accrued transfer agency fee                                                                                   1,852
Accrued administrative services fee                                                                             395
Other accrued expenses                                                                                       68,280
                                                                                                             ------
Total liabilities                                                                                           105,212
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $ 240,703,068
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     593,484
Additional paid-in capital                                                                              514,070,863
Undistributed net investment income                                                                         338,450
Accumulated net realized gain (loss) (Note 5)                                                          (273,542,013)
Unrealized appreciation (depreciation) on investments                                                      (757,716)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                              $ 240,703,068
                                                                                                      =============
Net assets applicable to outstanding shares:                  Class A                                 $ 149,101,302
                                                              Class B                                 $  91,325,311
                                                              Class C                                 $     275,194
                                                              Class Y                                 $       1,261
Net asset value per share of outstanding capital stock:       Class A shares         35,889,959       $        4.15
                                                              Class B shares         23,387,745       $        3.90
                                                              Class C shares             70,413       $        3.91
                                                              Class Y shares                300       $        4.20
                                                                                            ---       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Research Opportunities Fund

Year ended July 31, 2003
Investment income
Income:
Dividends                                                                                              $  4,458,482
Interest                                                                                                    100,196
Fee income from securities lending                                                                              114
                                                                                                                ---
Total income                                                                                              4,558,792
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         1,543,302
Distribution fee
   Class A                                                                                                  392,605
   Class B                                                                                                  990,618
   Class C                                                                                                    2,630
Transfer agency fee                                                                                         796,870
Incremental transfer agency fee
   Class A                                                                                                   55,639
   Class B                                                                                                   55,748
   Class C                                                                                                      146
Service fee -- Class Y                                                                                           50
Administrative services fees and expenses                                                                   154,538
Compensation of board members                                                                                 8,150
Printing and postage                                                                                        179,445
Registration fees                                                                                            30,250
Audit fees                                                                                                    7,000
Other                                                                                                         7,628
                                                                                                              -----
Total expenses                                                                                            4,224,619
   Earnings credits on cash balances (Note 2)                                                                (4,277)
                                                                                                             ------
Total net expenses                                                                                        4,220,342
                                                                                                          ---------
Investment income (loss) -- net                                                                             338,450
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (54,095,224)
   Options contracts written                                                                                 14,286
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (54,080,938)
Net change in unrealized appreciation (depreciation) on investments                                      65,030,053
                                                                                                         ----------
Net gain (loss) on investments                                                                           10,949,115
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 11,287,565
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Research Opportunities Fund

Year ended July 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $    338,450         $    (700,665)
Net realized gain (loss) on investments                                           (54,080,938)         (113,481,022)
Net change in unrealized appreciation (depreciation) on investments                65,030,053           (28,596,657)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    11,287,565          (142,778,344)
                                                                                   ----------          ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                              --              (548,089)
      Class C                                                                              --                   (96)
      Class Y                                                                              --                  (693)
                                                                                   ----------          ------------
Total distributions                                                                        --              (548,878)
                                                                                   ----------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         10,144,239            43,870,066
   Class B shares                                                                   4,732,632            10,812,283
   Class C shares                                                                      67,130               159,554
   Class Y shares                                                                       4,652                 9,017
Reinvestment of distributions at net asset value
   Class A shares                                                                          --               543,290
   Class C shares                                                                          --                    95
   Class Y shares                                                                          --                   689
Payments for redemptions
   Class A shares                                                                 (57,637,339)         (133,571,180)
   Class B shares (Note 2)                                                        (36,351,756)          (69,710,542)
   Class C shares (Note 2)                                                            (91,096)              (48,509)
   Class Y shares                                                                    (198,402)              (37,131)
                                                                                     --------               -------
Increase (decrease) in net assets from capital share transactions                 (79,329,940)         (147,972,368)
                                                                                  -----------          ------------
Total increase (decrease) in net assets                                           (68,042,375)         (291,299,590)
Net assets at beginning of year                                                   308,745,443           600,045,033
                                                                                  -----------           -----------
Net assets at end of year                                                        $240,703,068         $ 308,745,443
                                                                                 ============         =============
Undistributed net investment income                                              $    338,450         $          --
                                                                                 ------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Research Opportunities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Aggressive Growth Portfolio

The Fund invests all of its assets in Aggressive Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2003, was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                             2003            2002
Class A
Distributions paid from:
      Ordinary income                           $--           $548,089
      Long-term capital gain                     --                 --
Class B
Distributions paid from:
      Ordinary income                            --                 --
      Long-term capital gain                     --                 --
Class C
Distributions paid from:
      Ordinary income                            --                 96
      Long-term capital gain                     --                 --
Class Y
Distributions paid from:
      Ordinary income                            --                693
      Long-term capital gain                     --                 --

As of July 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                            $     338,450
Accumulated long-term gain (loss)                        $(272,229,915)
Unrealized appreciation (depreciation)                   $  (2,069,814)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
22   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $202,452 for Class A, $92,648 for Class B and $24 for Class C for the year ended July 31, 2003.

--------------------------------------------------------------------------------
23   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

For the year ended July 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.13% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.18% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2003, the Fund's transfer agency fees were reduced by $4,277 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended July 31, 2003
                                             Class A      Class B    Class C    Class Y
Sold                                       2,606,091    1,322,189     18,719      1,227
Issued for reinvested distributions               --           --         --         --
Redeemed                                 (15,298,541) (10,145,114)   (24,738)   (53,135)
                                         -----------  -----------    -------    -------
Net increase (decrease)                  (12,692,450)  (8,822,925)    (6,019)   (51,908)
                                         -----------   ----------     ------    -------

                                                      Year ended July 31, 2002
                                             Class A      Class B    Class C    Class Y
Sold                                       9,259,194    2,412,020     35,293      1,898
Issued for reinvested distributions          110,287           --         20        139
Redeemed                                 (28,644,747) (16,048,196)   (10,730)    (7,914)
                                         -----------  -----------    -------     ------
Net increase (decrease)                  (19,275,266) (13,636,176)    24,583     (5,877)
                                         -----------  -----------     ------     ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to
 $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended July 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $272,229,915 as of July 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $3.90   $ 5.37   $ 7.61    $7.94   $6.98
Income from investment operations:
Net investment income (loss)                                              .02       --      .02       --    (.01)
Net gains (losses) (both realized and unrealized)                         .23    (1.46)   (1.27)     .66    1.32
Total from investment operations                                          .25    (1.46)   (1.25)     .66    1.31
Less distributions:
Dividends from net investment income                                       --     (.01)       --      --      --
Distributions from realized gains                                          --       --     (.99)    (.99)   (.35)
Total distributions                                                        --     (.01)    (.99)    (.99)   (.35)
Net asset value, end of period                                          $4.15   $ 3.90   $ 5.37    $7.61   $7.94

Ratios/supplemental data
Net assets, end of period (in millions)                                  $149     $189     $365     $540    $481
Ratio of expenses to average daily net assets(c)                        1.35%    1.22%    1.16%    1.14%   1.12%
Ratio of net investment income (loss) to average daily net assets        .43%     .15%     .37%     .02%    .04%
Portfolio turnover rate (excluding short-term securities)                 82%     144%     234%     160%    143%
Total return(e)                                                         6.41%  (27.24%) (17.54%)   7.73%  19.21%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $3.69   $ 5.12   $ 7.36    $7.76   $6.88
Income from investment operations:
Net investment income (loss)                                             (.02)    (.01)    (.02)    (.05)   (.02)
Net gains (losses) (both realized and unrealized)                         .23    (1.42)   (1.23)     .64    1.25
Total from investment operations                                          .21    (1.43)   (1.25)     .59    1.23
Less distributions:
Distributions from realized gains                                          --       --     (.99)    (.99)   (.35)
Net asset value, end of period                                          $3.90   $ 3.69   $ 5.12    $7.36   $7.76

Ratios/supplemental data
Net assets, end of period (in millions)                                   $91     $119     $235     $336    $276
Ratio of expenses to average daily net assets(c)                        2.11%    1.98%    1.92%    1.91%   1.88%
Ratio of net investment income (loss) to average daily net assets       (.33%)   (.62%)   (.39%)   (.73%)  (.72%)
Portfolio turnover rate (excluding short-term securities)                 82%     144%     234%     160%    143%
Total return(e)                                                         5.69%  (27.93%) (18.19%)   7.03%  18.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003     2002     2001    2000(b)
Net asset value, beginning of period                                    $3.69   $ 5.13   $ 7.36    $7.50
Income from investment operations:
Net investment income (loss)                                             (.01)    (.02)    (.02)     .02
Net gains (losses) (both realized and unrealized)                         .23    (1.42)   (1.22)    (.16)
Total from investment operations                                         0.22    (1.44)   (1.24)    (.14)
Less distributions:
Distributions from realized gains                                          --       --     (.99)      --
Net asset value, end of period                                          $3.91   $ 3.69   $ 5.13    $7.36

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--      $--      $--      $--
Ratio of expenses to average daily net assets(c)                        2.11%    1.99%    1.92%    1.91%(d)
Ratio of net investment income (loss) to average daily net assets       (.34%)   (.61%)   (.36%)   (.50%)(d)
Portfolio turnover rate (excluding short-term securities)                 82%     144%     234%     160%
Total return(e)                                                         5.96%  (28.05%) (18.03%)  (1.87%)(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2003     2002     2001     2000    1999
Net asset value, beginning of period                                    $3.93   $ 5.42   $ 7.65    $7.96   $7.01
Income from investment operations:
Net investment income (loss)                                              .04       --      .04      .01      --
Net gains (losses) (both realized and unrealized)                         .23    (1.48)   (1.28)     .67    1.32
Total from investment operations                                         0.27    (1.48)   (1.24)     .68    1.32
Less distributions:
Dividends from net investment income                                       --     (.01)      --       --    (.02)
Distributions from realized gains                                          --       --     (.99)    (.99)   (.35)
Total distributions                                                        --     (.01)    (.99)    (.99)   (.37)
Net asset value, end of period                                          $4.20   $ 3.93   $ 5.42    $7.65   $7.96

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--      $--      $--      $--     $--
Ratio of expenses to average daily net assets(c)                        1.13%    1.04%    1.00%     .97%   1.02%
Ratio of net investment income (loss) to average daily net assets        .64%     .33%     .54%     .17%    .12%
Portfolio turnover rate (excluding short-term securities)                 82%     144%     234%     160%    143%
Total return(e)                                                         6.87%  (27.30%) (17.29%)   7.99%  19.34%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Research Opportunities Fund (a series of AXP Growth Series, Inc.) as of July 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2003, and the financial highlights for each of the years in the five-year period ended July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Research Opportunities Fund as of July 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 12, 2003

--------------------------------------------------------------------------------
28   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past      Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 68                                                Minnesota
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor      Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and          Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998              (construction
Age 65                                                                                      materials/chemicals)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and        Cargill, Incorporated
30 Seventh Street East             since 2001         Chief Executive Officer, Minnesota    (commodity merchants and
Suite 3050                                            Mining and Manufacturing (3M)         processors), General Mills,
St. Paul, MN 55101-4901                                                                     Inc. (consumer foods), Vulcan
Age 69                                                                                      Materials Company (construction
                                                                                            materials/ chemicals), Milliken
                                                                                            & Company (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Heinz F. Hutter*                   Board member       Retired President and Chief
901 S. Marquette Ave.              since 1994         Operating Officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Age 74                                                and processors)
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**            Board member       Retired President and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         Economics, Carleton College           (manufactures irrigation
Minneapolis, MN 55402                                                                       systems)
Age 64
---------------------------------- ------------------ ------------------------------------- ---------------------------------
Alan G. Quasha                     Board member       President, Quadrant Management,       Compagnie Financiere Richemont
901 S. Marquette Ave.              since 2002         Inc. (management of private           AG (luxury goods), Harken
Minneapolis, MN 55402                                 equities)                             Energy Corporation (oil and gas
Age 53                                                                                      exploration) and SIRIT Inc.
                                                                                            (radio frequency identification
                                                                                            technology)
---------------------------------- ------------------ ------------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alan K. Simpson                   Board member        Former three-term United States       Biogen, Inc.
1201 Sunshine Ave.                since 1997          Senator for Wyoming                   (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Alison Taunton-Rigby              Board member        President, Forester Biotech since
901 S. Marquette Ave.             since 2002          2000. Former President and CEO,
Minneapolis, MN 55402                                 Aquila Biopharmaceuticals, Inc.
Age 59
--------------------------------- ------------------- ------------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Barbara H. Fraser                 Board member        Executive Vice President -  AEFA
1546 AXP Financial Center         since 2002          Products and Corporate Marketing of
Minneapolis, MN 55474                                 AEFC since 2002. President -
Age 53                                                Travelers Check Group, American
                                                      Express Company,  2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global,  1999-2000. Chairman and
                                                      CEO, Citicorp Investment Services
                                                      and Citigroup Insurance Group,
                                                      U.S., 1998-1999
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Stephen W. Roszell                Board member        Senior Vice President -
50238 AXP Financial Center        since 2002, Vice    Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- ------------------- ------------------------------------- ---------------------------------
William F. Truscott               Board member        Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice   Investment Officer of AEFC since
Minneapolis, MN 55474             President  since    2001. Former Chief Investment
Age 42                            2002                Officer and Managing Director,
                                                      Zurich Scudder Investments
--------------------------------- ------------------- ------------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held       Principal occupation during past      Other directorships
                                  with Fund and       five years
                                  length of service
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Jeffrey P. Fox                    Treasurer since     Vice President - Investment
50005 AXP Financial Center        2002                Accounting, AEFC, since 2002;  Vice
Minneapolis, MN 55474                                 President - Finance, American
Age 48                                                Express Company, 2000-2002;  Vice
                                                      President - Corporate Controller,
                                                      AEFC, 1996-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Paula R. Meyer                    President since     Senior Vice President and General
596 AXP Financial Center          2002                Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                 2002; Vice President and Managing
Age 49                                                Director - American Express Funds,
                                                      AEFC, 2000-2002; Vice President,
                                                      AEFC,  1998-2000
--------------------------------- ------------------- ------------------------------------- ---------------------------------
Leslie L. Ogg                     Vice President,     President of Board Services
901 S. Marquette Ave.             General Counsel,    Corporation
Minneapolis, MN 55402             and Secretary
Age 64                            since 1978
--------------------------------- ------------------- ------------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
31   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 6, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 6, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 6, 2003